SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )
                                           ------



FILED BY THE REGISTRANT   [ X ]
FILED BY A PARTY OTHER THAN THE REGISTRANT   [   ]
CHECK THE APPROPRIATE BOX:
[ X  ]    PRELIMINARY PROXY STATEMENT
[    ]    DEFINITIVE PROXY STATEMENT
[    ]    DEFINITIVE ADDITIONAL MATERIALS
[    ]    SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION
           240.14A-12

                      FORELAND CORPORATION
          (Name of Registrant as Specified In Its Charter)

                      FORELAND CORPORATION
            (Name of Person(s) Filling Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[ x ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2).
[    ]  $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:

   2)  Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

   4)  Proposed maximum aggregate value of transaction:

     1Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   2)  Form, Schedule, or Registration Statement No.:

   3)  Filing Party:

                              FORELAND CORPORATION
                          12596 WEST BAYAUD, SUITE 300
                         LAKEWOOD, COLORADO  80228-2019


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 1997

TO THE STOCKHOLDERS OF FORELAND CORPORATION:

     The 1997 annual meeting of the stockholders (the "Annual Meeting") of
Foreland Corporation (the "Company") will be held at the        , Ely, Nevada,
                                                         -------
Nevada, on June 26, 1997. The Annual Meeting will convene at 12:00 p.m., local time, to consider and take action on the following proposals:

     1. To elect four directors to serve until the expiration of their respective terms and until respective successors are elected and qualified;
     2.   To approve the Company's 1997 Stock Option and Award Plan;
     3.   To approve the grant of options to the directors of the Company;
     4. To approve proposed amendments to the Company's articles of incorporation that would make certain general modernizing changes and put in place certain anti-takeover provisions, including provisions that would:
          a)   Make general modernizing changes;
          b) Classify the board of directors into three classes, with each class serving staggered three-year terms;
          c) Change the Company's authorized capitalization to include 50,000,000 shares of common stock and 10,000,000 shares of preferred stock;
          d) Eliminate the personal liability of directors in certain circumstances;
          e) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada;
          f) Provide that a special meeting of the stockholders may be called only by the board of directors;
          g) Require advance notice of nominees for election to the board of directors;
          h) Grant cumulative voting on the election of directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate proxy solicitation or in an election contest;
          i) Require advance notice regarding business to be conducted at stockholders' meetings;
          j) Deny action by the written consent of the holders of a majority of the voting shares;
          k) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Company's common stock; and
          l) Require an affirmative vote of stockholders holding at least two-thirds of the Company's common stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Company's common stock, unless such business combination requires the payment of a fair price for the Company's stock;
     5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.


     ONLY OWNERS OF RECORD OF THE 7,302,087 SHARES OF THE COMPANY'S COMMON STOCK, EACH ENTITLED TO CAST ONE VOTE, AND THE 818,470 SHARES OF VOTING PREFERRED STOCK, ENTITLED TO CAST AN AGGREGATE OF 272,824 VOTES, ISSUED AND OUTSTANDING AS OF THE CLOSE OF BUSINESS ON MAY 12, 1997 (THE "RECORD DATE"), WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE.

     HOLDERS OF AT LEAST ONE-THIRD OF THE SHARES OF COMMON STOCK OUTSTANDING ON THE RECORD DATE MUST BE REPRESENTED AT THE MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.

     THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

                                 FORELAND CORPORATION
                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 Bruce C. Decker, Assistant Secretary
Lakewood, Colorado
DATED: June 1, 1997


                                   IMPORTANT
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                SPECIAL REQUEST
IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, NOMINEE, OR OTHER INSTITUTION, ONLY IT CAN VOTE YOUR SHARES. PLEASE CONTACT PROMPTLY THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED.

                              FORELAND CORPORATION
                          12596 WEST BAYAUD, SUITE 300
                         LAKEWOOD, COLORADO  80228-2019

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the management of Foreland Corporation (the "Company"), to
be voted at the annual meeting of stockholders to be held at the        , Ely,
                                                                 -------
Nevada, Nevada, on June 26, 1997, at 12:00 p.m., local time, or at any adjournment thereof (the "Annual Meeting"). The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted:

     1. FOR the election of four directors to serve until the expiration of their respective terms and until respective successors are elected and qualified;
     2.   FOR approval of the Company's 1997 Stock Option and Award Plan;
     3. FOR approval of the grant of options to executive officers and directors of the Company;
     4. FOR approval of proposed amendments to the Company's articles of incorporation that would make certain general modernizing changes and put in place certain anti-takeover provisions, including provisions that would:
          a)   Make general modernizing changes;
          b) Classify the board of directors into three classes, with each class serving staggered three-year terms;
          c) Change the Company's authorized capitalization to include 50,000,000 shares of common stock and 10,000,000 shares of preferred stock;
          d) Eliminate the personal liability of directors in certain circumstances;
          e) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada;
          f) Provide that a special meeting of the stockholders may be called only by the board of directors;
          g) Require advance notice of nominees for election to the board of directors;
          h) Grant cumulative voting on the election of directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate proxy solicitation or in an election contest;
          i) Require advance notice regarding business to be conducted at stockholders' meetings;
          j) Deny action by the written consent of the holders of a majority of the voting shares;
          k) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Company's common stock; and
          l) Require an affirmative vote of stockholders holding at least two-thirds of the Company's common stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Company's common stock, unless such business combination requires the payment of a fair price for the Company's stock;
     5. IN accordance with the best judgment of the persons acting under the proxies on the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.
     The enclosed proxy, even though executed and returned to the Company, may be revoked at any time before it is voted, either by giving a written notice, mailed or delivered to the secretary of the Company, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting. If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the board of directors' recommendations as set forth above.

     The entire expense of this proxy solicitation will be borne by the Company. In addition to this solicitation, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, by telephone, or in person. This statement and form of proxy were first mailed to stockholders on or about <mailing date>, 1997.

     Only holders of the Company's 7,302,087 shares of common stock, par value $0.001 (the "Common Stock"), and the 818,470 share of voting preferred stock, consisting of 40,000 shares of 1991 Series Convertible Preferred Stock, 165,141 shares of 1994 Series Convertible Preferred Stock, and 613,329 shares of 1995 Series Preferred Stock, issued and outstanding as of the close of business on May 12, 1997 (the "Record Date"), will be entitled to vote at the Annual Meeting. The holders of the Common Stock, the 1991 Series Convertible Preferred Stock, the 1994 Series Convertible Preferred Stock and the 1995 Series Preferred Stock vote together as a single class (collectively referred to herein as "Shares"). Each share of Common Stock is entitled to one vote. Each series of voting preferred stock is convertible into Common Stock at the rate of one share of Common Stock for each three shares of Preferred Stock, for an aggregate of 272,824 shares of Common Stock issuable on conversion. Holders of voting preferred stock are entitled to one vote for each share of Common Stock that would be received on conversion. Holders of Shares having at least one-third of the 7,574,911 votes entitled to be cast at the Annual Meeting and outstanding on the Record Date must be represented either in person or by proxy at the Annual Meeting to constitute a quorum for conducting business.

     All properly executed and returned proxies, as well as Shares represented in person at the meeting will be counted for purposes of determining if a quorum is present whether the proxies are instructed to abstain from voting or consist of broker non-votes. Under Nevada corporate law and the Company's articles of incorporation and bylaws, the election of directors requires a vote by a plurality of the Shares present either in person or by represented by proxy at the Annual Meeting, and amendment of the articles of incorporation requires approval by a majority of the issued and outstanding Shares entitled to vote. All other matters except certain specified extraordinary matters are considered approved by the stockholders if approved by at least a majority of the Shares present at a meeting of the stockholders at which a quorum is present. Therefore, abstentions and broker non-votes will have the same legal effect as a vote against matters other than the election of directors. Abstentions and broker non-votes will not be counted for the election of directors.

     Officers and directors holding an aggregate of 377,467 shares of Common Stock, or approximately 5.0% of the issued and outstanding Shares entitled to vote, have indicated their intent to vote in favor of all proposals.

----------------------------------------------------------------------------
                           1.  ELECTION OF DIRECTORS
----------------------------------------------------------------------------

GENERAL

     The Company's articles of incorporation provide that the board of directors shall be elected at the annual meeting of the stockholders of the Company. The board of directors has nominated Grant Steele, N. Thomas Steele, Kenneth L. Ransom, and Bruce C. Decker for election as directors. Under the Company's current articles of incorporation, directors are elected to serve for a one-year term expiring at the next succeeding annual meeting and thereafter until their respective successors shall have been elected and qualified. The Company is proposing an amendment to its articles of incorporation that would provide that the board of directors would be divided into three classes as nearly equal in size as possible. The term of office of each director would be three years and until each director's successor is elected and qualified. If the proposal to classify the board of directors is approved, the board of directors will designate the directors to serve in each class as indicated below. (See "4. Amendments to the Articles of Incorporation.")

     It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy, for the election of the nominees named below as directors of the Company, except as otherwise specified in the proxy. In the event that any one or more of such nominees shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the board of directors. Biographical information follows for each person nominated. The officers of the Corporation are elected at the annual meeting of the board of directors to hold office at the pleasure of the board of directors. The information concerning the nominees and directors and their security holdings has been furnished by them to the Company. (See "Principal Stockholders" below.")

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the name, age, year first elected, and principal business experience of each director and executive officer of the Company.

                    DIRECTOR        BUSINESS EXPERIENCE DURING PAST
    NAME       AGE    SINCE         FIVE YEARS AND OTHER INFORMATION

Grant Steele    72    1985    Co-founder and chairman.  Executive
                              officer and chairman of the Company since organization in 1985. Employed by Gulf
                              Oil Corporation from 1953 to 1983.  From
                              1973 to 1980, Chief Geologist/U.S. for
                              Gulf Oil. Graduated from the University of Utah, Salt Lake City, Utah, in 1949 with bachelor of science degree. Earned his doctorate in geology from the University of Washington in 1959.
                              Certified professional geologist and an
                              active member of the American Association of Petroleum Geologists (awarded a distinguished service award in 1984), the Houston Geological Society, and the
                              Society of Economic Paleontologists and
                              Mineralogists.

N. Thomas       52    1985    Co-founder and president.  Officer and
Steele                        director of the Company since organization
                              in 1985.  Elected president in May 1996.
                              Prior to joining the Company in 1985,
                              president of Magnum Resources, Inc.,
                              Ogden, Utah, a company engaged in mineral exploration in Nevada and Utah.

Kenneth L.      39    1985    Vice-president of exploration and a
Ransom                        director since the Company's organization
                              in 1985.  Senior geologist under Dr.
                              Steele at Gulf Oil from 1981 to 1985,
                              involved principally in its Nevada area
                              study. Earned bachelor of science degree in geological engineering from the
                              Colorado School of Mines in 1979 and
                              master's degree in geological sciences
                              from Brown University in 1981. Member of the American Association of Petroleum
                              Geologists and the Geological Society of America. Published numerous papers on
                              Nevada exploration and geology.

Bruce Decker    45    1994    Officer and director of the Company since
                              1994.  Officer of Krutex Energy
                              Corporation from 1983 through acquisition by the Company in 1989. Received bachelor's degree in finance and management from the University of Utah in 1973.


     Grant Steele is the uncle of N. Thomas Steele.

SIGNIFICANT EMPLOYEES

     Jerry Hansen. Mr. Hansen, who joined the Company in 1986, is senior structural geologist for the Company with primary responsibility for generating and developing exploration proposals and drilling prospects. He has 12 years of oil and gas experience focused on prospect generation and evaluation in the Powder River Basin, Gulf Coast, and primarily, in Nevada. He graduated with degrees in geology from the University of Colorado in 1973 and the University of Arizona in 1982. As senior structural geologist, Mr. Hansen's primary responsibility is in the generation and development of drillable prospects, from inception to actual wellsite operations.

     Carl Schaftenaar. Mr. Schaftenaar, who joined the Company in 1993, has been a geophysicist and geologist in the oil industry for 12 years. He holds a bachelor's degree in geology from Hope College, Holland, Michigan, and a master of science degree in geophysics from Texas A&M University. Mr. Schaftenaar worked for Chevron USA on exploration and development projects in Nevada and the Rocky Mountain area from 1982 to 1992. As senior geophysicist, Mr. Schaftenaar is responsible for the acquisition and analysis of proprietary two- and three-dimension seismic programs for the Company.

     David T. Greene. David T. Greene, who joined the Company in 1995, is a petroleum engineer with 17 years oil and gas experience. He holds a bachelor's degree in earth science from the University of California at Santa Cruz and a masters degree in petroleum engineering from Stanford University. Mr. Greene has worked at Amoco Production Co. as Staff Petroleum Engineer, for Pacific Enterprises Oil Company. as Division Engineering Manager, and for Plains Petroleum Operating Co. as Senior Exploitation Engineer. Mr. Greene has experience in the Rocky Mountain, Mid-Continent, Gulf Coast, and Offshore Gulf of Mexico areas, especially in evaluation, design, and implementation of secondary and tertiary recovery projects, especially relating to heavy oil and tight reservoirs. Mr. Greene is responsible for providing engineering and field supervision support of the Company's Eagle Springs Field drilling and development program and for overall Nevada exploitation.

BOARD MEETINGS AND COMMITTEES

     The board of directors had six formal meetings during 1996. The directors also discussed the business and affairs of the Company informally on several occasions throughout the year and took several actions through unanimous written consents in lieu of meetings. The Company has no audit or compensation committees.

VOTE REQUIRED

     Directors are elected by the affirmative vote of the holders of a plurality of the Shares voted at the Annual Meeting. Abstentions and broker non-votes will not be counted in the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES OF MANAGEMENT SET FORTH HEREIN AS DIRECTORS OF THE COMPANY, TO SERVE IN SUCH CAPACITIES UNTIL THE EXPIRATION OF THEIR TERM AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of forms 3, 4, and 5, and amendments thereto, furnished to the Company during or respecting its last fiscal year, no director, officer, beneficial owner of more than 10% of any class of equity securities of the Company or any other person known to be subject to Section 16 of the Exchange Act, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act for the last fiscal year, except that two reports respecting three transactions were filed late by Bruce Decker, one report respecting three transactions was filed late by Grant Steele, and one report respecting two transactions was filed late by Don W. Treece.

EXECUTIVE COMPENSATION

  Summary Compensation

     The following table sets forth for each of the last three fiscal years the annual and long term compensation earned by, awarded to, or paid to the chief executive officer of the Company during the last fiscal year. No other executive officer received total annual salary and bonuses in excess of $100,000 for all services rendered in all capacities to the Company and its subsidiaries.

                                                          LONG TERM COMPENSATION
                                                     ----------------------------------
                            ANNUAL COMPENSATION             AWARDS           PAYOUTS
                         -----------------------     ----------------------------------
    (A)         (B)      (C)       (D)       (E)         (F)           (G)         (H)        (I)
                                            OTHER                  SECURITIES
                                           ANNUAL    RESTRICTED    UNDERLYING              ALL OTHER
               YEAR                        COMPEN-      STOCK       OPTIONS/      AWARD     COMPEN-
NAME AND       ENDED    SALARY    BONUS    SATION     AWARD(S)        SARS        PLAN      SATION
PRINCIPAL     DEC. 31    ($)       ($)       ($)         ($)           (#)       PAYOUTS      ($)
POSITION                                                                           ($)
-----------  --------  -------  --------  ---------  ----------  -------------  --------   ----------

N. Thomas      1996    104,320        --     10,000           --     200,000/--   --      37,500
Steele
President      1995     80,400        --         --           --          --/--   --        --
(CEO)
               1994     99,046        --         --           --     200,000/--   --      84,200(1)



(1) During 1994, the Company incurred a loss of $84,200 on its guarantee of a minimum sales price of $375,000 on Mr. Steele's former residence in connection with his move to Denver, Colorado, to become president and chief executive officer of the Company. (See "ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: Relocation Agreement.")

  Option/SAR Grants in Last Fiscal Year

     The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to the chief executive officer of the Company.

                                                                   POTENTIAL REALIZED VALUE
                                                                  AT ASSUMED ANNUAL RATES OF
                       INDIVIDUAL GRANTS                            STOCK APPRECIATION FOR
                                                                          OPTION TERM
---------------------------------------------------------------- --------------------------
      (A)             (B)           (C)        (D)       (E)        (F)      (G)       (H)
                                   % OF
                   NUMBER OF       TOTAL
                   SECURITIES    OPTIONS/   EXERCISE
                   UNDERLYING      SARS      OR BASE
                  OPTIONS/SARS    GRANTED     PRICE    EXPIRA-
     NAME         GRANTED (#)       TO      ($/SHARE) TION DATE    0%($)    5%($)    10%($)
                                 EMPLOYEES
                                  DURING
                                  FISCAL
                                   YEAR
-------------   --------------- ---------- --------- ---------  --------  -------  --------
N. Thomas         200,000(1)/--   24.9%      5.00       9/1/2007 37,500   573,052  1,345,786
Steele,
President (CEO)

(1) These options were granted effective September 1, 1996, in connection with the chief executive officer's employment agreement. They were immediately exercisable to purchase 50,000 shares of Common Stock and vest to purchase an additional 50,000 shares at the next three anniversaries of the date of grant. The options expire in increments seven years from the date of vesting. On a change in control of the Company, the optionee is entitled to payment in an amount equal to the unexercised options times the fair market value of the options.

   Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR
Values

     The following table sets forth information respecting the exercise of options and SARs during the last completed fiscal year by the chief executive officer of the Company and the fiscal year end values of unexercised options and SARs.

    (A)         (B)         (C)          (D)              (E)
                                      NUMBER OF
                                     SECURITIES         VALUE OF
                                     UNDERLYING       UNEXERCISED
                                     UNEXERCISED      IN-THE-MONEY
               SHARES               OPTIONS/SARS      OPTIONS/SARS
              ACQUIRED              AT FY END (#)    AT FY END ($)
                 ON        VALUE
   NAME       EXERCISE   REALIZED   EXERCISABLE/      EXERCISABLE/
                (#)         ($)     UNEXERCISABLE    UNEXERCISABLE
-----------  ----------  ---------  -------------    --------------

N. Thomas        --         --      190,667/150,000    $24,833/--
Steele,
President
(CEO)



EMPLOYMENT AGREEMENTS

     In September 1996, the Company entered into executive employment agreements with Grant Steele, N. Thomas Steele, Kenneth L. Ransom, and Bruce C. Decker at annual salaries of $18,000, $125,000, $119,000, and $119,000, respectively, with increases to be determined by the board of directors, provided that on each anniversary the amount is increased by the percentage increase, if any, in the Consumer Price Index of all Urban Consumers for the year end preceding such anniversary date. Such agreements provide for a $48,000 increase in each executive officer's annual salary ($18,000 in the case of Grant Steele) at such time as the Company achieves sustained net oil production of at least 1,000 barrels per day for any calendar month. Each such employment agreement is for a 36-month term and is automatically renewed each month for a new 36-month term. The employment agreements contain covenants not to compete for two years after termination of employment, restrictions on the disclosure of confidential information, provisions for reimbursement of expenses and payment of major medical insurance coverage, and an agreement of the Company to register securities of the Company held by such persons at the request of the employees.

     These agreements provide for the grant of options to purchase 200,000 shares of Common Stock at an exercise price of $5.00 per share. The options were exercisable effective September 1, 1996, to purchase 50,000 shares of Common Stock and vest on the next three successive anniversary dates of such options to purchase an additional 50,000 shares. In the event of termination of employment resulting from a change in control not approved by the board of directors, each executive will receive payment, in cash or Common Stock, in an amount equal to the executive's base salary for the remaining term of his respective employment agreement plus any incentive compensation previously earned. In addition, all options held by the executive shall immediately become vested and exercisable and the executive shall receive payment equal to the fair market value of the options granted under the employment agreement times the number of unexercised options in consideration of the cancellation of such options.

DIRECTORS' COMPENSATION

     The board has also approved the payment of $2,000 per month to each of the Company's directors, whether or not such director is also then an employee of the Company.

OPTIONS TO PURCHASE COMMON STOCK

     In addition to the options granted pursuant to the employment agreements discussed above, in July 1996, the Company granted to each of Grant Steele, N. Thomas Steele, Kenneth L. Ransom, and Bruce C. Decker five-year options ("Executive Options") to purchase 100,000 shares of Common Stock at an exercise price of $4.00 per share. These options are subject to approval by the Company's stockholders, as discussed below under "3. APPROVAL OF STOCK OPTIONS."

LIMITATION OF LIABILITY AND INDEMNIFICATION

     The articles of incorporation of the Company limit or eliminate the personal liability of directors for damages for breaches of their fiduciary duty, unless the director has engaged in intentional misconduct, fraud, or a knowing violation of law, or paid a dividend in violation of the Nevada Revised Statutes.

     The Company's articles of incorporation and bylaws further provide for the indemnification of officers and directors for certain civil liabilities, including liabilities arising under the Securities Act, unless such person is adjudged in any action, suit, or proceeding to be liable for his own negligence or misconduct in the performance of his duty. In the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.


PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of <record date>, 1997, the outstanding Common Stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's shares of Common Stock issued and outstanding, and the name and share holdings of each director and all of the executive officers and directors as a group:

                                           NUMBER OF    PERCENTAGE OF
  NAME OF BENEFICIAL       NATURE OF         COMMON      OWNERSHIP(2)
        OWNER              OWNERSHIP         SHARES
                                            OWNED(1)

---------------------  --------------    -------------- -------------
DIRECTORS AND
PRINCIPAL STOCKHOLDERS

  Grant Steele          Common Stock      141,191(3)      1.9%
                        Options           300,000(4)(9)   3.9%
                                        ---------
                        Total             441,191         5.8%

  N. Thomas Steele      Common Stock       92,580(5)      1.3%
                        Options           340,667(6)(9)   4.5%
                                        ---------
                        Total             433,247         5.7%

  Kenneth L. Ransom     Common Stock      125,204         1.7%
                        Options           300,001(7)(9)   3.9%
                                        ---------
                        Total             425,205         5.6%

  Bruce C. Decker       Common Stock       18,492         0.3%
                        Options           208,333(8)(9)   2.8%
                                        ---------
                        Total             226,625         3.0%

ALL EXECUTIVE OFFICERS
AND DIRECTORS AS A      Common Stock      377,467         5.2%
GROUP (4 PERSONS)
                        Options         1,149,001       13.6%
                                        ---------
                        Total           1,526,468       18.1%
                                        =========



(1) Except as otherwise noted, shares are owned beneficially and of record, and such record stockholder has sole voting, investment, and dispositive power. The address of all such persons for purposes of this table is deemed to be the address of the Company.
(2) Calculations of total percentages of shares outstanding for each individual assumes the exercise of options held by that individual to which the percentage relates. Percentages calculated for totals of all executive officers and directors as a group assume the exercise of all options held by the indicated group.
(3) Represents 33,333 shares owned by Dr. Steele's wife's estate and 26,667 shares held by his Individual Retirement Account, over which Dr. Steele exercises sole investment, voting, and dispositive power.
(4) Consists of options to acquire 33,333 shares of Common Stock at an exercise price of $4.50 per share at any time prior to December 31, 1997, options to acquire 66,667 shares at an exercise price of $6.375 per share at any time prior to September 16, 1999, and options vesting to acquire an aggregate of 200,000 shares at $5.00 per share expiring incrementally through September 1, 2006. The options to acquire 33,333 shares at $4.50 per share contain a provision that, on exercise, the holder is granted a new option covering the number of shares for which the prior option was exercised, with the exercise price of the new option fixed at the then fair market value of the Common Stock.
(5) Includes 2,333 shares of Common Stock and 2,083 shares of Common Stock issuable on conversion of outstanding preferred stock, such shares of common and preferred stock held by Mr. Steele's wife.
(6) Consists of options to acquire 38,889 shares of Common Stock at an exercise price of $4.50 per share at any time prior to December 31, 1997, options to acquire 11,111 shares at an exercise price of $3.93 per share at any time prior to December 31, 1997, options to acquire 24,000 shares at $450 per share at any time prior to May 19, 1998, options to acquire 66,667 shares at an exercise price of $6.375 per share at any time prior to September 16, 1999, and options vesting to acquire an aggregate an aggregate of 200,000 shares at an exercise price of $5.00 per share expiring incrementally through September 1, 2006. The options to acquire 38,889 shares at $4.50 per share contain a provision that, on exercise, the holder is granted a new option covering the number of shares for which the prior option was exercised, with the exercise price of the new option fixed at the then fair market value of the Common Stock.
(7) Consists of options to acquire 21,778 shares of Common Stock at an exercise price of $4.50 per share at any time prior to December 31, 1997, options to acquire 11,556 shares at $3.93 per share at any time prior to December 31, 1997, options to acquire 66,667 shares at $6.375 per share at any time prior to September 16, 1999, and options vesting to acquire an aggregate of 200,000 shares at $5.00 per share expiring incrementally through September 1, 2006. The options to acquire 21,778 at $4.50 per share contain a provision that, on exercise, the holder is granted a new option covering the number of shares for which the prior option was exercised, with the exercise price of the new option fixed at the then fair market value of the Common Stock.
(8) Consists of options to acquire 8,333 shares of Common Stock at $6.375 per share expiring September 16, 1999, and options vesting to acquire an aggregate of 200,000 shares at $5.00 per share expiring incrementally through September 1, 2006.
(9) Does not include options to purchase 100,000 shares of Common Stock at an exercise price of $4.00 per share at any time through July 18, 2001, granted to each of N. Thomas Steele, Kenneth L. Ransom, and Bruce C. Decker. Such options are subject to stockholder approval.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Unless otherwise indicated, the terms of the following transactions between related parties were not determined as a result of arm's length negotiations.

  Salary Deferrals and Waivers; Officer and Director Notes Payable
     In June 1991, the Company loaned an officer and director, and a former officer and director, an aggregate of $123,421, repayable with interest at the prime rate and collateralized by a pledge of the obligation of the Company to such persons for accrued but unpaid back salaries of approximately $156,720. A portion of the proceeds from these loans was used to purchase $100,000 in preferred stock and warrants. The notes were originally due in June 1992, but the Company has agreed not to seek payment of $247,470 (including additional advances and accrued interest) of the notes until back salaries owed these individuals (totaling $285,721 at December 31, 1996) are paid. In addition, pursuant to the terms of options exercised in 1994, certain officers and directors executed promissory notes for approximately $1,016,000. These notes are collateralized by the certificates representing the shares of Common Stock, which are being held by the Company pending payment of the notes. At December 31, 1996, all of the notes receivable and related accrued interest (which are included as a reduction of stockholders' equity in the Company's financial statements) consist of $987,371 due from officers and directors, including former officers and directors.

    As of December 31, 1995, the Company owed $392,462 in salaries and interest to its officers and directors (including a former officer and director). During 1996, the Company paid $147,476 of such amount to its officers and directors (including $47,895 in interest). Of the amount paid by the Company, $25,250 (including $13,515 in interest) was returned to the Company from one officer and director as payment on a note payable to the Company.

     Pursuant to recently executed employment agreements, the second and third installments due under promissory notes delivered to the Company by Grant Steele, N. Thomas Steele, Kenneth L. Ransom (each in the amount of $300,000) and Bruce C. Decker (in the amount of $56,250) in September 1994 in connection with the exercise of stock purchase options were each deferred for one year to September 1997 and September 1998.

----------------------------------------------------------------------------
                2.  APPROVAL OF 1995 STOCK OPTION AND AWARD PLAN
----------------------------------------------------------------------------

GENERAL

     Effective April 12, 1997, the board of directors of the Company approved the terms of the 1997 Stock Option and Award Plan (the "Award Plan"). In order for certain of the Award Plan's provisions to be effective, it must be approved by the stockholders of the Company and is being submitted for such approval pursuant to this Proxy Statement.

     In the following paragraphs a summary of the terms of the Award Plan is provided. The following summary is qualified in its entirety by the provisions of the Award Plan, the form of which is attached hereto at Appendix "A".

AWARD PLAN SUMMARY

     The board of directors of the Company believes that it is important that employees and other individuals who contribute to the success of the Company have a stake in the enterprise as stockholders. Consistent with this belief, the award of stock options has been and will continue to be an important element of the Company's compensation program.

     The Award Plan is intended to (a) attract competent directors, executive personnel, and other employees, (b) ensure the retention of the services of existing directors, executive personnel, and employees, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of the appropriate corporation by permitting them to participate in ownership and thereby permitting them to share in increases in the value which they help produce.

     The Award Plan is to be administered either by the board of directors or by a committee (the "Committee") to be appointed from time to time by such board of directors. Awards granted under the Award Plan may be incentive stock options ("ISOs") as defined in the Internal Revenue Code of 1986, as amended (the "Code"), appreciation rights, options which do not qualify as ISOs, or stock bonus awards which are awarded to employees, including officers and directors, who, in the opinion of the board or the Committee, have contributed, or are expected to contribute, materially to the success of the Company. In addition, at the discretion of the board of directors or the Committee, options or bonus stock may be granted to individuals who are not employees but contribute to the success of the Company.

     The exercise price of options granted under the Award Plan will be based on the fair market value of the underlying Common Stock at the time of grant and, in the case of ISOs, may not be less than 100% of the fair market value of such capital stock on the date the option is granted (110% of the fair market value in the case of 10% stockholders). Options granted under the Award Plan shall expire no later than ten years after the date of grant (five years in the case of ISOs granted to 10% stockholders). The option price may be paid by cash or, at the discretion of the board of directors or Committee, by delivery of shares of Common Stock of the Company already owned by the optionee (valued at their fair market value at the date of exercise), or a combination thereof.

     All of the employees, officers, and directors of the Company are eligible to participate under the Award Plan. A maximum of 500,000 shares are available for grant under the Award Plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the board of directors or the Committee, in their sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

     The aggregate number of shares with respect to which options or stock awards may be granted under the Award Plan, the number of shares covered by each outstanding option, and the purchase price per share, shall be adjusted for, any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

     The board of directors or the Committee may from time to time alter, amend, suspend, or discontinue the Award Plan with respect to any shares as to which options or stock awards have not been granted. However, no such alternation or amendment (unless approved by the stockholders) shall (a) increase (except adjustment for an event of dilution) the maximum number of shares for which options or stock awards may be granted under the Award Plan either in the aggregate or to any eligible employee; (b) reduce (except adjustment for an event of dilution) the minimum option prices which may be established under the Award Plan; (c) extend the period or periods during which options may be granted or exercised; (d) materially modify the requirements as to eligibility for participation in the Award Plan; (e) change the provisions relating to events of dilution; or (f) materially increase the benefits accruing to the eligible participants under the Award Plan.

CERTAIN TAX MATTERS

     A participant to whom a nonqualified option is granted will not realize income at the time of the grant. Upon exercise of the option, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taxable to the optionee as ordinary income. The tax basis to the optionee for the stock acquired is the exercise price plus the amount recognized as income. The Company will be entitled to a deduction equal to the amount of the ordinary income realized by the optionee in the taxable year which includes the end of the optionee's taxable year in which he realizes the ordinary income. When shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and his or her tax basis in the stock.

     If a participant to whom an option is granted exercises such option by payment of the exercise price in whole or in part with previously owned shares, the optionee will not realize income with respect to the number of shares received on exercise which equals the number of shares delivered by the optionee. The optionee's basis for the delivered shares will carry over to the option shares received. With regard to the number of nonqualified option shares received which exceeds the number of shares delivered, the optionee will realize ordinary income at the time of exercise; the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

     Recipients of ISOs will not be required to recognize income at the time of the grant of the options or at the time of exercise of the options as long as the stock received on exercise is held for at least two years from the date of the grant of the ISOs or one year from the date of exercise (although the difference between the fair market value of the stock and the exercise price paid at the time of exercise must be taken into account for alternative minimum tax purposes). If the stock received upon exercise of an ISO is disposed of prior to the expiration of either of such time periods, the optionee will be required to recognize as ordinary income the amount by which the fair market value of the stock received at the time of exercise exceeds the exercise price of the ISOs.

     Under the Award Plan, stock appreciation rights ("SARs") can be granted at the time an option is granted with respect to all or a portion of the shares subject to the related option. SARs can only be exercised to the extent the related option is exercisable and cannot be exercised for the six month period following the date of grant, except in the event of death or disability of the optionee. The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs. SARs permit the holder to receive an amount (in cash, shares, or a combination of cash and shares, as determined by the board of directors at the time of grant) equal to the number of SARs exercised multiplied by the excess of the fair market value of the shares on the exercise date over the exercise price of the related options.

     Under the terms of the Award Plan, the board of directors or the Committee may also grant stock awards which may, at the discretion of the board of directors or Committee, be subject to forfeiture under certain conditions. Recipients of stock awards will realize ordinary income at the time of the lapse of any forfeiture provisions equal to the fair market value of the shares less any amount paid in connection with the issuance (the board of directors or the Committee can require the payment of par value at the time of the grant). The appropriate corporation will realize a corresponding compensation deduction.
The holder will have a basis in the shares acquired equal to any amount paid on exercise plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sale proceeds minus his or her basis in the shares.

VOTE REQUIRED

     Adoption the Award Plan requires the approval of a majority of the Shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same legal effect as a vote against the approval of the Award Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AWARD PLAN. IT IS INTENDED THAT, IN THE ABSENCE OF CONTRARY SPECIFICATIONS, VOTES WILL BE CAST PURSUANT TO THE ENCLOSED PROXIES FOR THE APPROVAL OF THE AWARD PLAN.

----------------------------------------------------------------------------
                       3.  APPROVAL OF EXECUTIVE OPTIONS
----------------------------------------------------------------------------

     As discussed above, the board of directors believes that it is important that the Company continue its policy of providing that employees have the opportunity to acquire and equity interest in the Company in order that they may benefit from their effort on behalf of the Company. At present, the executive officers and directors of the Company hold only 377,467 shares of Common Stock, or 5.2% of the outstanding Common Stock.

     In July 1996, in recognition of the completion of certain funding, the Company granted to each of Grant Steele, N. Thomas Steele, Kenneth L. Ransom, and Bruce C. Decker five-year options to purchase 100,000 shares of Common
Stock ("Executive Options"), subject to approval by the Company's stockholders at the Annual Meeting. The options are exercisable at an exercise price of $4.00 per share, the approximate market price of the Common Stock on the date of grant by delivering cash, a promissory note, or shares of Common Stock already owned. These options provide that, in the event of termination of employment resulting from a change in control not approved by the board of directors, each executive will receive payment equal to the fair market value of the options times the number of unexercised options in consideration of the cancellation of such options. None of such options has been exercised. If not approved by the stockholders, such options will be void.
FEDERAL TAX CONSEQUENCES

     The options are nonqualified. The optionees will not realize income at the time of the grant. Upon exercise of the option, the excess of the fair market value of the Common Stock on the date of exercise over the exercise price of $4.00 will be taxable to the optionee as ordinary income. The tax basis to the optionee for the stock acquired will be the exercise price plus the amount recognized as income. The Company will be entitled to a deduction equal to the amount of the ordinary income realized by the optionee in the taxable year which includes the end of the optionee's taxable year in which he realizes the ordinary income. When shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and his or her tax basis in the stock.

     If an optionee exercises such option by payment of the exercise price in whole or in part with previously owned shares, the optionee will not realize income with respect to the number of shares received on exercise which equals the number of shares delivered by the optionee. The optionee's basis for the delivered shares will carry over to the option shares received. With regard to the number of nonqualified option shares received which exceeds the number of shares delivered, the optionee will realize ordinary income at the time of exercise; the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

VOTE REQUIRED

     Approval of the Executive Options requires the approval of a majority of the Shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same legal effect as a vote against the approval of the Award Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE EXECUTIVE OPTIONS. IT IS INTENDED THAT, IN THE ABSENCE OF CONTRARY SPECIFICATIONS, VOTES WILL BE CAST PURSUANT TO THE ENCLOSED PROXIES FOR THE APPROVAL OF THE OPTIONS.

----------------------------------------------------------------------------
                4.  AMENDMENTS TO THE ARTICLES OF INCORPORATION
----------------------------------------------------------------------------

GENERAL

     The board of directors of the Company has unanimously approved the adoption of amended and restated articles of incorporation (the "Restated Articles") to update the governing charter of the Company, and to add certain measures designed to assist the Company in maximizing stockholder value in the event of a proposed corporate takeover. Since the Company adopted its current articles in 1985, the state of Nevada has adopted an extensively revised corporate statute. The Restated Articles update the articles to be consistent with the Nevada revised statutes (the "NRS") that were adopted in 1995 to govern corporations formed under the laws of the state of Nevada. The Restated Articles also contain a number of provisions designed to provide the stockholders the opportunity for careful, collective deliberation of any proposed corporate takeover.

     In connection with the adoption of the Restated Articles, certain changes in the instruments governing the Company will be made as summarized below. The following summary of the terms and provisions of the Restated Articles does not purport to be complete and is qualified in its entirety by the provisions of the Restated Articles that are attached to this Proxy Statement as Appendix "B." A copy of the current articles of incorporation may be obtained by a written request addressed to the Company.

     Some of the changes of the proposed Restated Articles of the Company are purely procedural in nature. Some changes, however, will be substantive in nature. Set forth below is a discussion of the effects of the adoption of the Restated Articles that management deems to be material.

     In order for the amendments to be approved and effected, they must be approved by a majority of the shares of Common Stock of the Company issued and outstanding as of the Record Date.

BACKGROUND

     Prompted by the desire to conform the Company's charter documents with the NRS, a number of factors led the board of directors to an overall review of the Company's articles of incorporation and bylaws and the proposal of a number of measures designed to enhance the Company's position in the event of an acquisition attempt.

     During the past several years there have been a significant number of corporate acquisitions or takeovers of all sizes in all industries, structured and funded through a number of techniques, with varying results for acquired companies' stockholders. Frequently, when proposed takeovers were opposed by a target corporation's board of directors and certain stockholders, the bidder nevertheless persisted, and the takeover attempt became hotly contested or "hostile." Many times these hostile takeover attempts involved costly litigation, proxy fights involving multiple rounds of proxy solicitations, tender offers with terms and conditions adverse to stockholders, and/or the use of other techniques that forced stockholders to make decisions individually without the opportunity for careful, collective deliberation. Sometimes stockholders felt coerced because of the concern that if they did not accept an early "first tier" tender offer bid they risked subsequently being forced, in a "second tier" merger after the acquirer had obtained control, to take securities of the bidder or other consideration having less value. When takeovers were completed, in some circumstances the acquired company was left with a substantial debt burden or was broken up and significant components sold to fund the takeover so that the acquired company ultimately bore the principal financial risk of the bidder's purchase. In these takeover efforts, the bidder is seeking its own profit, of course, with interests potentially in conflict with those of the target company's existing stockholders.

     Through the experience gained in this takeover environment, companies have developed a number of measures to discourage disruptive practices and the use of takeover techniques that do not provide all stockholders with the opportunity to sell their stock at a fair price and to encourage bidders to initiate negotiations with the board of directors, which has an obligation to act in the best interests of all stockholders.

     Such measures, sometimes referred to as "anti-takeover" measures, have the effect of entrenching incumbent directors and executive management proposing the adoption of such measures. There is a general concern that, in the face of a proposed takeover, incumbent directors may be motivated to preserve their own positions while being obligated to act in the best interests of stockholders. Entrenchment of directors and senior management may diminish incentive and contribute to insulation from responsibility and accountability for inadequate Company performance. Therefore, the existence of anti-takeover measures may have undesirable consequences in themselves.

     During the last two years, oil prices have been at generally higher levels than in previous years, which has contributed to renewed activity and growth in the industry. As the oil industry experiences such growth, successful firms may be attractive acquisition targets. The Company believes that it has made significant progress in its activities during the last year, including the discovery of the Ghost Ranch field and the development of sustained production from the Eagle Springs field. Management believes the foregoing has resulted in overall growth in stockholder value. As the Company advances its operations, the board of directors believes that the Company's achievements may not be reflected at all times in the trading prices for the Common Stock due to general uncertainties among investors respecting the Company's operations in Nevada and the oil industry generally. In addition, it may be difficult to evaluate the results of exploration because of the preliminary and inconclusive results of specific drilling or other exploration activity. In view of all of the foregoing, the board of directors concluded that it would be in the best interests of the stockholders if measures were in place to encourage bidders to initiate negotiations with the board of directors, which has an obligation to all stockholders, and to discourage bidders from placing stockholders in a position in which they would be forced to make decisions individually without
the opportunity for collective deliberation.   In considering the Company's
position and strategic alternatives in the event of an acquisition effort, the board of directors undertook a broad review of the Company's articles and bylaws. This review coincided with the application and consideration of a number of other corporate policies and procedures, consistent with management's desire to plan and be prepared in advance for a broad range of business exigencies and to manage continued growth. Based on these considerations, the Company's board of directors believes that adoption of the proposed amendments to the Company's articles of incorporation is warranted and recommends their adoption to assure that the value to all stockholders is maximized in the event of an unwanted takeover. The Company has no knowledge of any proposal or intent by any party to acquire or seek a change in control of the Company or to accumulate stock in the Company.

GENERAL MODERNIZING CHANGES

     As noted above, since adoption of the Company's current articles of incorporation in 1985, the governing Nevada corporate statute has been revised substantially. As a result of these revisions, provisions that were permitted, required, and/or customary in articles of incorporation when the Company's articles were adopted are no longer permitted, required and/or customary. The continuation of provisions that are inconsistent with or not permitted by law may lead to confusion of a reader unfamiliar with the NRS. Provisions that are no longer required unnecessarily complicate the articles of incorporation. Provisions that are no longer customary merely reflect a change in drafting style and usage, but are not substantive. The Restated Articles incorporate a number of changes to those provisions that are no longer permitted, required, and/or customary, including the following:

     . Current Article II of the articles of incorporation states that the Company shall have a perpetual existence. Section 78.060 of the NRS provides that corporations have perpetual duration unless otherwise provided. Thus, the provision in the current articles for perpetual existence has been eliminated in the Restated Articles.

     . Current Article III contains a specific recitation of the purpose of the Company to engage in certain aspects of the oil and gas exploration, development, and production business, together with a general purpose of conducting any lawful business for which a corporation may be organized under the NRS. Consistent with contemporary terminology and the NRS, the purpose clause of the Restated Articles is modernized to permit the Company to engage in any lawful act or activity for which corporations can be organized under the NRS.

     . Current Article X, which sets forth the name and address of the Company's registered agent, is restated in the Restated Articles as
       Article XIII.

     . Current Articles XI and XII name the initial director and incorporator of the Company, which is now no longer relevant and can be deleted.
       Article XVI has been added to the Restated Articles to list the names and addresses of the current directors of the Company.

     . Current Article V specifically denies preemptive rights to acquire shares of stock in the Company to existing stockholders of the Company. The NRS provide that no stockholder of a Nevada corporation is entitled to preemptive rights unless its articles of incorporation otherwise provide. Therefore, the provisions of current Article V have been deleted from the Restated Articles.

     . Current Article VI states that the Company would not commence business until at least $1,000 was received for consideration of the issuance of shares. The NRS does not require such a statements in a Corporation's articles. Therefore, the provisions of current Article VI have been deleted from the Restated Articles.

     . The current articles of incorporation do not contain provisions providing for the removal of directors. Subparagraph (d) of Article IV of the Restated Articles adopts a provision that is parallel with the applicable provisions of the NRS. This provision requires that directors may be removed at a duly held special meeting of stockholders called expressly for that purpose on the affirmative vote of two-thirds of the voting shares of the Company. In the event cumulative voting for directors is permitted, as discussed below, no director may be removed except upon the vote of stockholders owning sufficient shares to have prevented such director's election to office.

     In addition to the foregoing provisions, there are certain other features of the Restated Articles and related bylaws that will be different than the present corresponding similar provisions.

     If the foregoing general modernizing proposals are not adopted, the current articles, as heretofore amended, will be retained and modified to the extent required to implement any of the other proposals submitted to the stockholders for their consideration that are adopted.

AUTHORIZED CAPITALIZATION

     Current Article IV of the articles of incorporation of the Company authorizes the issuance of 5,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock"), and 50,000,000 shares of Common Stock, $0.001 par value. The Common Stock has full voting and liquidation rights. The Company currently has 7,302,087 shares of Common Stock issued and outstanding and approximately
1.7 million shares reserved for issuance on exercise of outstanding options and warrants. The Company also currently has 818,731.5 shares of Preferred Stock issued and outstanding, convertible into an aggregate of 660,722 shares of Common Stock, subject to adjustment in certain circumstances based on the market price of the Common Stock at the time of conversion. The Restated Articles increase the authorized number of shares of Preferred Stock to 10,000,000 shares but, as discussed below, do not significantly alter the powers or procedures of the board of directors respecting the designation of Preferred Stock or the issuance of the Common and Preferred Stock of the Company.

     Under current article IV, the authorized and unissued Preferred and Common Stock can be issued from time to time by the board of directors without further stockholder action. The Restated Articles, as do the current articles, grant the board of directors broad authority, without seeking stockholder approval, to establish different series of Preferred Stock at the time of issuance, and to designate the preferences, limitations, and relative rights of any such series. Such broad authorization enables the board of directors to authorize the issuance of Preferred Stock with voting, dividend, liquidation, and other rights superior to the rights of the holders of Common Stock. The issuance of stock with such superior rights might have the effect of impeding or thwarting an effort to acquire or take control of the Company that was not endorsed by the board of directors. The Restated Articles do contain stylistic changes to the language of current Article IV, which is restated as Article III of the Restated Articles, to restate such provisions to be consistent with contemporary terminology.

     Although the Company presently has only 818,731.5 shares of Preferred Stock in various series outstanding, the board of directors has previously designated for issuance an aggregate of 4,668,000 shares of Preferred Stock for issuance in prior offerings (not including such series that were designated but later canceled at such time as there were no shares of the particular series outstanding and the shares to be designated pursuant to the Rights Plan, discussed below). Although much of this Preferred Stock has already been issued and converted into Common Stock, the designations of the various series of Preferred Stock are still in effect and cannot be withdrawn while shares of the designated series are still outstanding. For example, in 1991, the board of directors designated a series of Preferred Stock as the 1991 Series Preferred Stock, consisting of an aggregate of 2,000,000 shares. Shares of 1991 Preferred Stock were then sold and issued. As of the date of this Proxy Statement, all but 40,000 shares of the 1991 Preferred Stock have been converted into Common Stock. Although there are only 40,000 shares of 1991 Preferred Stock outstanding, and the Company has no intention of issuing additional shares of 1991 Preferred Stock, the designation authorizing 2,000,000 shares of such stock is still in effect, removing this aggregate number of shares available for issuance from the 5,000,000 authorized under the articles of incorporation.

     Given the foregoing, there are only 332,000 shares of Preferred Stock that are not designated as being part of a specific series. Therefore, the board's flexibility in designating shares of Preferred Stock for issuance in transactions, including transaction that would impede or thwart an unwanted acquisition or takeover, is severely limited. Consequently, the board of directors believes that the authorized capitalization of the Company should be increased to authorize an aggregate of 10,000,000 shares of Preferred Stock in order to permit the Company to designate and issue series of Preferred Stock in transactions, including offerings or issuances in transactions that may have the effect of preventing an unwanted takeover. No such offering or issuances are presently contemplated.

     The board of directors may from time to time also issue shares of Common Stock without seeking stockholder approval. Therefore, the possibility that the board of directors might issue a substantial amount of Common Stock to persons opposed to a change in control of the Company would discourage other persons from acquiring shares of Common Stock with a view toward acquiring control.

DIRECTOR'S CONFLICTING INTEREST TRANSACTION

     Article VIII of the current articles permits transactions between the Company and its directors or officers or any affiliate of a director or officer in certain circumstances. Section 78.140 of the NRS provides that no contract between a Nevada corporation and one or more of its directors or officers, or between such a corporation and any entity in which its directors or officers are directors or officers or are financially interested shall not be void or voidable for such reason if any of the following circumstances exist: (i) the fact of the common directorship, office, or financial interest is disclosed or known to the board of directors or a committee thereof and noted in the minutes, and the members of the board or the committee authorizes, approves, or ratifies the contract or transaction in good faith by vote sufficient for the purpose of approving the contract or transaction, without counting the vote or votes of the interested directors; (ii) the fact of the common directorship, office, or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares entitled to vote, including any shares held by interested director or officer; (iii) the fact of the common directorship, office, or financial interest is not disclosed or known to the interested director or officer at the time that the transaction is brought before the board of directors of the corporation for action; or (iv) the contract or transaction is fair as to the corporation at the time it is authorized or approved. The board of directors has determined that the provisions of the NRS are broader than those of current Article VIII and that the current article may be inconsistent with such broader provisions. Because of the above detailed, broad provisions of the governing statute, current
Article V containing more general language is eliminated in the Restated
Articles.

APPLICATION OF CERTAIN ANTI-TAKEOVER STATUTES

     Nevada has adopted certain statutory provisions that are intended to deny voting rights to shares acquired in a takeover effort unless the stockholders-at-large, excluding the interested shares and shares held by management, approve voting rights for the shares being accumulated by the acquiring person. An individual or entity that becomes an "acquiring person" under the NRS is disenfranchised of voting rights with respect to the shares held and must deliver to the Company an offeror's statement containing information respecting the acquiring person and the number of shares acquired or to be acquired. In such a statement, the acquiring person may request that the board of directors call a special meeting of the stockholders to determine the voting rights of the acquired shares. In order to restore voting rights to the acquired shares, approval must be received from a majority of the issued and outstanding voting shares of the Company, excluding the acquiring person's shares. In addition, if the acquisition by the acquiring person will result in an amendment to the Company's articles of incorporation, a separate vote must be taken and shares held by directors, officers, and employees, as well as the acquired persons shares, may not be counted in such vote. Nevada corporations may elect not to be governed by these statutes by adopting a provision to that effect in their articles of incorporation.

     The board of directors has reviewed these provisions of the NRS and has concluded that, although intended to have an anti-takeover effect, they are very difficult to apply and may, in some circumstances, be detrimental to the stockholders of the Company because they may disenfranchise management from voting on whether to grant voting rights to the stock being acquired by the acquiring person, leaving the decision to stockholders who may be less informed and may have no long-term involvement with or commitment to the Company. Such stockholders may approve voting rights for the acquiring person's shares after considering only the short-term profit potential of the proposed transaction and may ignore the longer-term, potentially more profitable activities of the Company. Therefore, the board of directors has concluded that the Company should elect not to be subject to these provisions of the NRS. Article X of the Restated Articles contains a provision that limits applicability of provisions of the NRS described in the preceding paragraph.

LIMITATION ON LIABILITY OF DIRECTORS

     The NRS provides that the articles of incorporation of a Nevada corporation may limit the liability of directors or officers for monetary damages in certain circumstances. In accordance with the NRS, proposed Article V of the Restated Articles provides that, to the fullest extent permitted by the NRS or any other successor law, a director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of the provisions of section 78.300 of the NRS, as then in effect, or any succeeding statute. No officer or director of the Company has been involved in any litigation that would have been affected by a provision such as the one proposed. However, the proposed provision is clearly in the interest of the directors as it would limit their personal liability in certain circumstances at the potential expense of the Company and its officers and stockholders.

     The Restated Articles, in conformity with the NRS, would eliminate each director's personal liability to the Company or its stockholders under certain circumstances for monetary damages arising out of the director's breach of his fiduciary duty of care. The duty of care refers to the fiduciary duty of directors to be sufficiently diligent and careful in considering a transaction, or taking or refusing to take some corporate action. A breach of the duty of care by a director would give rise to liability for monetary damages caused to the Company, or stockholders of the Company, in the absence of a limiting provision. The provision in the Restated Articles, like the identical provision of the current articles of incorporation, does not eliminate the duty of care; it only eliminates monetary damage awards occasioned by a breach of that duty. Thus, a breach of the duty of care would remain a valid basis for a suit seeking injunctive relief or rescission.

     The provision does not limit or eliminate liability based on other claims, such as a knowing violation of federal or state securities laws or grossly negligent business decisions. In addition, it would not eliminate director liability for (a) the amount of a financial benefit received by a director to which he is not entitled; (b) an intentional infliction of harm on the Company or its stockholders; (c) a violation of the law relating to the unlawful distribution of dividends or other amounts to its stockholders; or (d) an intentional violation of criminal law. Thus, liability for monetary damages still exists under the provision if liability is based on one of the foregoing grounds.

     The Company is not aware of any pending or threatened claims that would be covered by Article V of the Restated Articles. It should be noted that the provision does limit the remedies available to a stockholder dissatisfied with a board decision that is protected by the provision. An aggrieved stockholder's only remedy in such a circumstance may be to sue to stop the completion of the board's action. In many situations, this remedy may not be effective. Stockholders, for example, may not be aware of a transaction or an event until it is too late to prevent it. In such instance, the stockholders and the Company could be injured by a careless board decision and yet have no effective remedy.

     The board of directors believes that provisions limiting the liability of directors or officers for monetary damages are in the best interests of the stockholders and the Company. These provisions enhance the Company's ability to attract and retain qualified individuals to serve as directors or officers of the Company by assuring directors or officers (and potential directors or officers) that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight.

     The board of directors believes that the diligence exercised by directors or officers stems primarily from their desire to act in the best interests of the Company and not from a fear of monetary damage awards. Consequently, the board believes that the level of scrutiny and care exercised by directors or officers is not lessened by this provision in the Restated Articles and current articles of incorporation.

INDEMNIFICATION OF DIRECTORS AND OTHERS

     The current articles provide that the Company shall indemnify each officer and director against all liabilities and expenses reasonably incurred in connection with any action, suit, or proceeding to which such person was made a party by reason of the fact that he or she was a director or officer.

     Article VI of the Restated Articles provides that the Company shall indemnify directors to the fullest extent permitted by the NRS and that the Company may indemnify officers, employees, or agents as authorized by the bylaws and the board of directors. The bylaws permit the board of directors to authorize the indemnification of officers, employees, and others to the same extent as directors. In any event, the NRS require indemnification for any costs incurred by a individual in a proceeding in which that individual prevails. The board of directors believes that mandatory indemnification for directors, as provided in the Restated Articles, is important to enable the Company to attract and retain competent directors. The board of directors believes that permissive indemnification for others, as determined by the board of directors, is important because it permits indemnification in appropriate circumstances.

     The indemnification provisions in the Restated Articles may require the Company to indemnify individuals against expenses, including attorney's fees, judgments, fines, and amounts paid in settlement, that may arise by reason of their status or service as directors, officers, or agents (other than liabilities arising from willful misconduct of a culpable nature) and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. As a result of such indemnification limitations, any large damage awards that are not compensated by insurance will come directly from the Company's treasury. The Company is not aware of any pending or threatened litigation or proceeding involving a director, officer, or employee, or other person in which indemnification would be required or permitted.

     The directors have a conflict of interest on recommending the Restated Articles that contain these indemnification provisions, which may operate to the detriment of unaffiliated stockholders.
ANTI-TAKEOVER PROVISIONS

     General

     During the last several years, there has been a growing trend toward the accumulation of substantial positions in public companies by third parties as a prelude to proposing a takeover, restructuring, or sale of all or part of the company or other similar extraordinary corporate action. Such actions are often undertaken by a third party without advance notice to or consultation with the company's board of directors. In many cases, such third party seeks representation on the company's board of directors in order to increase the likelihood that its proposals will be implemented by the company. If the company resists its efforts to obtain board representation, the purchaser may commence a hostile proxy contest to have its nominees elected to the board in place of certain directors or the entire board. In some cases, the purchaser may not be interested in taking over the company, but uses the threat of a proxy fight and/or bid to take over the company as a means of pressuring the company to repurchase its equity position at a substantial premium over market price. In such a "greenmail" threat, the company faces the risk that, if it does not do so, its business and management will be disrupted, perhaps irreparably. In such circumstances, the third party is advancing its own business interests and is not concerned with the interests of the stockholders generally.

     The board of directors has approved and recommends that the stockholders adopt the Restated Articles, which contain several related provisions (collectively, the "Anti-Takeover Provisions") that would create certain procedures and impose certain requirements and restrictions that may have an anti-takeover effect. The Anti-Takeover Provisions would also require the vote of two-thirds of the issued and outstanding shares of Common Stock of the Company in order to amend each of these provisions.

     Advantages and Disadvantages

     The Anti-Takeover Provisions have both advantages and disadvantages to the stockholders. THE ANTI-TAKEOVER PROVISIONS CANNOT, AND ARE NOT INTENDED TO, PREVENT A PURCHASE OF ALL OR A MAJORITY OF THE EQUITY SECURITIES OF THE COMPANY NOR ARE THEY INTENDED TO DETER BIDS OR OTHER EFFORTS TO ACQUIRE SUCH SECURITIES. Rather, the board of directors believes that the Anti-Takeover Provisions will discourage disruptive tactics and takeovers at unfair prices or on terms that do not provide all stockholders with the opportunity to sell their stock at a fair price. Further, the provisions will encourage third parties who may seek to acquire control of the Company to initiate such an acquisition through negotiations directly with the board of directors. Therefore, the board of directors believes that it will be in a better position to protect the interests of all of the stockholders. In addition, the stockholders of the Company will have a more meaningful opportunity to evaluate such action.

     The Anti-Takeover Provisions are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the board of directors. However, the overall effect of these Anti-Takeover Provisions may be to discourage a third party from making a tender offer for a portion or all of the Company's securities, hostile or otherwise (including an offer at a substantial premium over the then prevailing market value of the Company's equity securities), or otherwise attempting to obtain a substantial position in the equity securities of the Company in order to commence a proxy contest or engage in other takeover-related action. Additionally, a majority of the Company's stockholders might believe such actions to be beneficial.

     To the extent that any third party potential acquirers are deterred by the Anti-Takeover Provisions, such provisions may have the effect of preserving the incumbent management in office. The proposed provisions may also serve to benefit incumbent management by making it more difficult to remove the current directors, even when the only reason for the proposed change of control or the stockholder action may be the unsatisfactory performance of the present directors. In addition, since the Anti-Takeover Provisions are in part designed to discourage accumulating large blocks of the Company's voting securities by purchasers whose objective is to have such voting shares repurchased by the Company at a premium, their adoption could tend to reduce the temporary fluctuation in the market price of such voting shares that frequently result from such accumulations or attempted accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their shares at a higher market price.

     Takeovers or changes in the board of directors of a company that are proposed and effected without prior consultation and negotiation with the Company are not necessarily detrimental to the Company and its stockholders. However, the board of directors feels that the benefits of seeking to protect the ability of the Company to negotiate effectively through directors who have previously been elected by the stockholders as a whole and who are familiar with the Company outweigh any disadvantage of discouraging such unsolicited proxies.

     Miscellaneous

     Upon adoption of the Anti-Takeover Provisions and the Restated Articles by the stockholders, the board of directors will amend the bylaws to conform to the Anti-Takeover Provisions. Except for the previous adoption of the Rights Agreement, as discussed below under "Stockholder Rights Plan", the board of directors does not currently contemplate recommending the adoption of any further amendments to the articles of incorporation, or bylaws, or any other action designed to affect the ability of third parties to take over or change control of the Company. The Anti-Takeover Provisions are permitted under the NRS and are consistent with applicable securities laws. Further, such provisions are not in response to any specific efforts of which the Company is aware to accumulate shares of Common Stock or to obtain control of the Company.

     The Company's articles of incorporation currently provide authority to issue 5,000,000 shares of Preferred Stock and 50,000,000 shares of Common Stock, which shall be increased to include 10,000,000 shares of Preferred Stock if the applicable provisions of the Restated Articles are adopted by the stockholders. The board of directors may from time to time determine the terms of the Preferred Stock and may issue shares of Common Stock and Preferred Stock without seeking stockholder approval. Therefore, the possibility that the board of directors might issue Preferred Stock having preferential voting, dividend, conversion or liquidation rights or a substantial amount of Common Stock to persons opposed to a change in control of the Company would discourage other persons from acquiring shares of Common Stock with a view toward acquiring control. The Anti-Takeover Provisions may allow the board of directors more time to issue such stock.

     Before voting on the Anti-Takeover Provisions, stockholders are urged to read carefully the following, which describes more fully the specific changes contemplated by the Anti-Takeover Provisions and discusses further the advantages and disadvantages of their adoption. Appendix "B" sets forth the full text of the Restated Articles. The description of the Restated Articles is qualified in its entirety by reference to such appendix.

     Description of Proposed Amendments

     The Anti-Takeover Provisions would in general: (a) classify the board of directors into three classes, with each class serving staggered three-year terms; (b) provide that a special meeting of the stockholders may be called only by the board of directors; (c) require advance notice of nominations of directors by the stockholders in accordance with the bylaws; (d) grant cumulative voting in the election of directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate proxy solicitation or in an election contest; (e) require advance notice regarding business to be conducted at stockholders' meetings; (f) deny action by the written consent of the holders of a majority of the voting shares; (g) prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Common Stock; and (h) require an affirmative vote of stockholders holding at least two-thirds of the Common Stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Common Stock unless such business combination requires the payment of a fair price for the Company's stock, prohibits the Company from entering into certain transactions or taking certain actions with related parties, and requires prior notice to have been provided to the stockholders or, alternatively, the business combination is approved by two-thirds of the directors that were not elected by or at the request of the interested person or persons. As a corollary to the above substantive provisions, the Anti-Takeover Provisions would increase the stockholder vote required to amend and repeal, or to adopt any provision inconsistent with, any of the Anti-Takeover Provisions from more votes cast for than against such proposal, to two-thirds of the votes entitled to be cast.

     The effects of the Anti-Takeover Provisions, described in part above, are further described below.

     Classification of the board of directors. The current articles of incorporation provide that all directors are to be elected to the board of directors annually. The board of directors has approved, in conformity with the NRS, Restated Articles that contain a provision dividing the directors into three classes, with each class to be as nearly equal in number of directors as possible, and to make certain necessary conforming changes to the Company's bylaws. If adopted, such provision will be in the form of subparagraph (b) of
Article IV of the Restated Articles set forth in Appendix "B." If such proposal is adopted by the stockholders, the board of directors will designate the three classes of directors. One class will consist of one director and will serve initially for a one-year term, until the next annual meeting of stockholders, and thereafter be elected for a three-year term. A second class of directors, consisting of one director, will serve initially for a two-year term, until the 1999 annual meeting of stockholders, and thereafter be elected for a three-year term. The third class of directors, consisting of two directors, would immediately commence service for a three-year term and serve until the 2000 annual meeting of stockholders (in each case until their respective successors are duly elected and qualified). If management's nominees are elected to the board of directors at the Annual Meeting, the board of directors intends to designate Grant Steele as a class I director, to serve for an initial term ending as of the 1998 annual meeting of stockholders; Kenneth L. Ransom as a class II director, to serve for a term ending as of the 1999 annual meeting of stockholders; and N. Thomas Steele and Bruce C. Decker as class III directors, to serve for a term ending as of the 2000 annual meeting of stockholders. Information concerning the current nominees for election as directors at the Annual Meeting is set forth above. (See "1. ELECTION OF DIRECTORS.") If the proposal for the classification of the board of directors is not adopted, all directors elected by the stockholders at the Annual Meeting will serve until the 1998 annual meeting and until their successors are elected and qualified.

     If at any time the size of the board of directors is changed, the increase or decrease in the number of directors would be apportioned among the three classes to make all classes as nearly equal as possible. The Company has a long term goal of increasing the size and diversity of its board of directors by adding outside directors, but the board of directors has no present arrangement, commitment, or understanding with respect to increasing or decreasing the size of the board of directors or of any class of directors.

     The board of directors believes that a classified board will promote continuity and stability of the Company's management and policies since a majority of the Company's directors at any given time will have prior experience as Company directors. The Company has not experienced any problems with such continuity and stability in the past. The classification of directors has the effect of making it more difficult to change the composition of the board of directors. At least two stockholder meetings, instead of one, would be required to effect a change in the majority control of the board of directors, except in the event of vacancies resulting from removal of a director or expansion of the size of the board (in which case the remaining directors would appoint new directors to fill the vacancies so created). It should be noted that the classification provision applies to every election of directors, whether or not a change in the board of directors would be beneficial to the Company and its stockholders and whether or not a majority of the stockholders believes that such a change would be desirable.

     Special Meetings of the Stockholders. Article VIII of the Restated Articles provides that a special meeting of the stockholders can be called only by a majority of the board of directors. The proposed provision of the Restated Articles is intended to ensure that the board of directors has sufficient time to evaluate any stockholder proposal before bringing it before the stockholders at large. The provision would also prevent a majority stockholder from causing a special meeting to be held and business to be transacted without giving the stockholders or the board of directors sufficient time to evaluate the matter and determine whether or not the business is truly in the best interests of the stockholders.

     The adoption of this provision would eliminate the ability of the Company's stockholders to provide notice of a special meeting and get a matter approved without giving the stockholders sufficient time to consider the matter. It is intended to prevent the taking of an action at a special meeting without giving all of the Company's stockholders entitled to vote on the proposed action an adequate opportunity to evaluate the matter at a meeting where such action is considered. The proposed provision may prevent a takeover bidder holding or controlling a large block of the Company's voting stock from providing the minimum amount of notice required to hold a special meeting without allowing for the necessary time for the board of directors or other stockholders to investigate and evaluate the matter. This provision will ensure that all stockholders will have sufficient advance notice of any attempted major corporate action by stockholders and that all stockholders will have an equal opportunity to investigate the proposed action, to formulate a conclusion, and to participate at the meeting of stockholders where such action is being considered. It will enable the Company to set a record date for any stockholder voting and should reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. The provisions could provide some encouragement to a potential acquirer to negotiate directly with the board of directors.

     The proposed provision will make more difficult or discourage the assumption of control by a holder of a substantial block of Common Stock, a proxy context, or the removal of the incumbent board of directors by limiting the opportunity for such actions to the regular annual meeting or to a meeting called by management or the incumbent board of directors. Although it could increase the likelihood that incumbent directors and management will retain their positions, the provision does not take away the stockholders' right to take any of these actions. However, the provision requires that it be done at a meeting called by the Company, at which management, the board of directors, and the proponent will have the opportunity to present their views before a vote is taken. Even without the approval of this provision by the stockholders, stockholders who wish to call a special meeting will have to comply with the notice provisions of the NRS and the Company. The proposed provision is intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Company's management and the board of directors. The board of directors believes approval of this proposal is in the best interest of the stockholders.

     Advance Notice of Nominations of Directors. Subparagraph (c) of Article IV of the Restated Articles require that advance notice of nominations by stockholders for the election of directors must be given to the Company in the manner provided in the bylaws. The board of directors intends to adopt bylaws setting forth the procedures discussed below, subject to any future alteration, amendment, or repeal of such bylaws by the directors or the stockholders. The effect of the proposed provision is to expressly delegate in the Restated Articles authority to the directors to adopt such bylaws instead of relying on the present implied authority of the directors to so act.

     The Restated Articles provide that advance written notice of proposed stockholder nominations for the election of directors must be provided in the manner set forth in the Company's bylaws at least 30 days prior to the date of the meeting at which directors are to be elected. Under the bylaws to be adopted by the board of directors, to be timely, such written notice of the stockholder's nominations must be delivered or mailed by the stockholder to the principal executive offices of the Company not less than 30 days prior to the annual meeting at which the election is to be held (or if less than 40 days' notice of the date of the annual meeting is given or made to stockholders, not later than the tenth day following the date on which the notice of the date of the annual meeting was mailed).

     The notice to the Company from a stockholder who intends to nominate a person at the annual meeting for election as a director must contain certain information about the nominating stockholder and each nominee, including, among other things, the name and address of the stockholder as it appears on the Company's records; the class and number of shares held by the nominating stockholder; and such other information as would be required to be included in a proxy statement that solicits proxies for the election of the proposed nominee which includes information respecting all arrangements or understandings between the stockholder and nominee. The notice must also be accompanied by the written consent of each nominee to serve as a director if so elected.

     The imposition of advance notice and substantive nominee information requirements may be disadvantageous to the stockholders because of making it more difficult to remove or replace directors, even if such removal or replacement would be beneficial to stockholders generally.

     The proposed provision to be included in the Restated Articles may discourage or make more difficult the assumption of control of the Company by a purchaser of a significant block of the Company's shares through the removal of incumbent directors. Thus, the provision may increase the likelihood that incumbent directors would retain their positions. The elimination of unanticipated nominations for directors from the floor at an annual meeting will serve to prevent a sudden change in the membership of the board of directors. The board of directors believes it is prudent and in the best interests of the Company and its stockholders to adopt the proposed provision to the Restated Articles in order to inform the stockholders of the qualifications of nominees and to provide the stockholders with a meaningful opportunity to consider such qualifications of nominees prior to a vote on such nominees.

     Cumulative Voting Only in Certain Circumstances. The NRS provide that stockholders are not entitled to cumulative voting unless otherwise provided in the articles of incorporation. Accordingly, unless specifically provided in a corporation's articles, stockholders of a Nevada corporation are not entitled to multiply the total number of shares they own by the total number of directors to be elected and then distribute the total number of votes among any number or all of the candidates.

     Subparagraph (f) of proposed Article IV of the Restated Articles provides for cumulative voting rights in certain circumstances. Unless such circumstances occur, pursuant to the NRS, cumulative votes would not be allowed and a plurality of all votes cast in any election would elect directors. Therefore, a majority of the outstanding shares entitled to vote would be able to elect all of the directors to be elected at any annual meeting. Under proposed Article IV, cumulative voting rights in the election of directors would exist upon the occurrence of both of the following events:

          (1) There has been a public announcement (including a report filed pursuant to section 13(d) of the Exchange Act) that a person or group of affiliated or associated persons has acquired or obtained the right to acquire, beneficial ownership of 30% or more of the outstanding shares of the Company's voting stock; and

          (2) Such person or group makes, or in any way participates in, directly or indirectly, any solicitation of proxies or becomes a participant in any election contest with respect to the Company, seeks to advise or influence any person with respect to the voting of any securities of the Company, or executes any written consent in lieu of a meeting of holders of the voting stock of the Company.

The term "voting stock" means Common Stock and any other securities of the Company entitled to vote generally for the election of directors or any security convertible into or exchangeable or exercisable for the purchase of Common Stock or other securities of the Company entitled to vote generally for the election of directors.

     The provision granting cumulative voting in specified circumstances is designed to provide a measure of assurance that the other stockholders of the Company will be able to elect one or more directors of the Company, in addition to those which can be nominated and elected by a person or group of affiliated or associated persons owning 30% or more of the voting stock. Depending on the number of shares of voting stock owned by the person or group owning 30% of the voting stock and the number of other shares of voting stock cumulatively voted by the other stockholders in any election of directors, this amendment may make it significantly more difficult for such a person or group to effect a change in the board of directors. Such a provision would also make it more difficult for a director to be removed in those circumstances where cumulative voting is permitted by the Restated Articles. The NRS provide that, whenever cumulative voting is allowed by the articles, a director may not be removed from office except upon the vote of stockholders owning sufficient shares to have prevented the election in the first place.

     If this Anti-Takeover Provision is not approved by the stockholders at the Annual Meeting, cumulative voting will be denied to stockholders in all events. The board of directors believes approval of this proposal is in the best interest of the stockholders.

     Written Consent by Stockholders. The NRS permit stockholder action by a written consent signed by holders of not less than the minimum number of shares that would be required to approve the action at a meeting of stockholders where all of the shares entitled to vote are present, unless otherwise provided in the articles of incorporation or bylaws. Proposed Article VII of the Restated Articles expressly prohibits action by the stockholders without a meeting.

     The adoption of this provision would eliminate the ability of the Company's stockholders to act by written consent in lieu of a meeting. It is intended to prevent solicitation of consents by stockholders seeking to cause the Company to take action without giving all of the Company's stockholders entitled to vote on the proposed action an adequate opportunity to participate at a meeting where such proposed action is considered. The proposed provision would prevent a takeover bidder holding or controlling a large block of the Company's voting stock from using the written consent procedure to take stockholder action unilaterally. This provision will ensure that all stockholders will have advance notice of any attempted major corporate action by stockholders and that all stockholders will have an equal opportunity to participate at the meeting of stockholders where such action is being considered. It will enable the Company to set a record date for any stockholder voting and should reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. The provisions could provide some encouragement to a potential acquirer to negotiate directly with the board of directors.

     The proposed provision will make more difficult or discourage the assumption of control by a holder of a substantial block of Common Stock, a proxy context, or the removal of the incumbent board of directors by limiting the opportunity for such actions to the regular annual meeting or to a meeting called by management or the incumbent board of directors. Although it could increase the likelihood that incumbent directors and management will retain their positions, the provision does not take away the stockholders' right to take any of these actions. However, the provision requires that it be done at a meeting called by the Company, at which management, the board of directors, and the proponent will have the opportunity to present their views before a vote is taken. Even without the approval of this provision by the stockholders, stockholders will not be able to take action without a duly held meeting or a written consent of the stockholders holding not less than the minimum number of shares than would be required to approve such action at a meeting of the stockholders. The proposed provision is intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Company's management and the board of directors. The board of directors believes approval of this proposal is in the best interest of the stockholders.

     Advance Notice Regarding Business to be Conducted as Stockholders' Meeting. Proposed Article IX of the Restated Articles provides that the only business that may be conducted at an annual meeting of the stockholders is business that has been brought before the annual meeting by, or at the direction of, a majority of the directors, or by any stockholder of the Company who provides 30-days' advance written notice of the proposed business in accordance with the Company's bylaws. The provision expressly delegates authority to the directors to adopt such a bylaw provision instead of relying on the present implied authority of the directors to so act, subject to amendment of such bylaw or any bylaw adopted and approved by stockholders.

     The advance notice provision in the bylaws to be adopted by the board of directors will provide that, to be timely, a stockholders' notice must be received at the principal executive offices of the Company not less than 30 calendar days prior to the annual meeting date (or if less than 40 days' notice of the date of the annual meeting is given to stockholders, not later than the tenth day following the date on which the notice of the date of the annual meeting was mailed).

     The stockholders' notice to the Company must set forth in writing, as to each matter the stockholder proposes to bring before the annual meeting, a brief description of the matter and the reasons for conducting such business at the annual meeting. Additionally, the written notification must include the name and address, as they appear on the Company's records, of the stockholder of record proposing such business; the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder; and any material interest of the stockholder in such proposal. The determination as to whether the notice provisions have been met will be made by the presiding officer at the annual meeting. This provision applies only to new business and not to other business or reports of officers, directors, or committees of the board of directors.

     The proposed provision of the Restated Articles provides an orderly procedure for the notification of the business that is to be presented at stockholders' meetings. This will enable the board of directors to plan such meetings and also, to the extent it deems it necessary or desirable, to inform the stockholders, prior to the meeting, of any new business that will be presented at the annual meeting. The board of directors will also be able to make a recommendation or statement of its position to enable the stockholders to better determine whether they desire to attend the annual meeting or grant a proxy to the board of directors as to the disposition of any such business. The proposed provision does not give the board of directors any power to approve or disapprove the business that stockholders desire to be conducted at the annual meeting, but it does provide for a more orderly procedure for conducting the annual meeting.

     The proposed procedure may limit to some degree the ability of stockholders to initiate discussion at a stockholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. Further, this provision will discourage belated attempts by third-parties to begin ill-considered, disruptive discussions at a stockholders' meeting. Nothing in the proposed procedure precludes discussion by any stockholder of any business properly brought before the annual meeting.

     Anti-Greenmail Provision. The term "greenmail" is used to describe a negotiated stock repurchase by a corporation at a premium above the then current market price, in exchange for an agreement by the seller not to proceed with an acquisition attempt. If the real purpose of a takeover bid were to force the Company to repurchase an accumulated stock interest at a premium price, management would face the risk that if it did not repurchase the seller's stock interest, the Company's business and management would be disrupted, perhaps irreparably. In addition, receipt of greenmail may confer a benefit on one stockholder not available to the stockholders generally and result in unequal treatment of stockholders. Prohibiting the payment of greenmail would eliminate the opportunity for such disruption or dissimilar treatment.

     Article XI of the Restated Articles would prevent the repurchase by the Company of a substantial block of the Company's stock at a premium price from any person who has owned 10% or more of the outstanding shares for less than three years, without the prior approval of the holders of two-thirds of the outstanding voting shares of the Company, excluding the subject shares held by such person. The provision also contains terms designed to distinguish transactions that present the risk of greenmail, from repurchase transactions that either serve valid corporate purposes, or that do not otherwise present the risk of greenmail. For example, proposed Article XI would not apply to a tender or exchange offer by the Company made on the same terms to all holders of its shares or to an open market stock purchase program approved by the board of directors.

     The proposed anti-greenmail provision prevents a short-term (less than three years) investor holding 10% or more of the Company's stock from receiving different treatment from other stockholders by having its stock bought back by the Company at a premium above the market price, unless approved by holders of two-thirds of the outstanding voting shares of the Company, excluding the subject shares held by such investor. The provision also discourages the accumulation of a block of stock by a person who does not have the resources or the intent to make a bona fide acquisition proposal to the Company. The disruption of the Company's operations that such an accumulation and accompanying threats would cause would be eliminated. Prohibiting greenmail would also have the effect of restricting the ability of management to seek to retain its position by buying off at a premium price the serious potential acquisition offer at a price that would be beneficial to the stockholders.

     Since the provision is designed to discourage the accumulations of large blocks of the Company's stock by purchasers whose objective is to have such stock repurchased by the Company at a premium, adoption of the provision could tend to reduce any temporary fluctuations in the market price of the Company's stock which may be caused by accumulations of large blocks of the Company's stock. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a higher market price.

     In some instances, greenmail may have the effect of increasing the price of the Company's stock by serving as a credible signal to potential alternative bidders that an opportunity is available that warrants attention, thereby resulting in a takeover of the Company at a favorable price to the stockholders in general. The proposal, by eliminating greenmail payments, will have the effect of eliminating this signaling function. The board of directors believes, however, that even-handed treatment of stockholders is a more important concern and that benefits to the stockholders from the provision more than offset this possible disadvantage.

     The board of directors considers that a 10% holding for stockholders of public companies is an appropriate threshold to define an interested stockholder. The restrictions of the proposed provision do not apply to persons who have demonstrated an intent to invest on the same terms as other stockholders by holding their voting stock for more than three years. At the present, the Company is not aware of the existence of any stockholder or group of stockholders, other than executive officers and directors identified under the caption "PRINCIPAL STOCKHOLDERS," who own more than 5% of the Company's outstanding stock or who has indicated to the Company an interest in engaging in any of the transactions described in the proposed provision.

     Fair Price Provision. In recent years, tactics have been used in connection with actual and threatened unsolicited takeovers of corporate control which discriminate against certain stockholders of the target corporation.
These tactics include "two tiered," "front-end loaded" cash tender offers for a portion of the target corporation's outstanding shares of voting stock, followed by "clean-up" or "squeeze out" mergers or similar transactions that involve the elimination of the then remaining public stockholders of the target company (i.e., those who did not tender their shares to, or have their tenders accepted by, the acquirer in the initial partial cash tender offer) for cash or other consideration having a lower value than the amounts paid to the stockholders participating in the initial partial cash tender offer. The board of directors has approved proposed new Article XII of the Restated Articles for the purpose of giving greater assurance to the holders of the Company's capital stock that they will receive fair and equitable treatment in the event of certain business combination transactions between the Company or its subsidiaries and any interested stockholder or certain related persons. Under the proposed article, any business combination transaction between the Company or a subsidiary of the Company, and an interested stockholder (i.e., any person that directly or indirectly owns more than 10% of the aggregate voting power of the voting stock of the Company) or its affiliates or associates, would require approval by the affirmative vote of the holders of at least two-thirds of the outstanding shares of voting stock of the Company, excluding any shares of voting stock held by such interested stockholder, unless certain minimum price and procedural conditions are satisfied or the transaction is approved by a majority of the continuing directors of the Company.

     Pursuant to the NRS, a business combination must generally be approved by the directors and a majority of the voting stock of a corporation, unless a class of stock is entitled to vote separately as a class, in which case the business combination must also be approved by a majority of each class. Regardless of whether the stockholders approve proposed Article XII, a business combination must still be approved in accordance with applicable provisions of the NRS.

     Under proposed Article XII, the special two-thirds vote of stockholders other than the interested stockholder would not be required if either (a) the proposed business combination has been approved by a majority of the continuing directors, or (b) the business combination involves the payment of consideration to the Company's stockholders satisfying all of the minimum price and procedural requirements summarized below. If, on the other hand, the two-thirds stockholder vote is obtained in connection with a particular business combination, the approval of a majority of the continuing directors would not be required, and such minimum price and procedural conditions would not have to be satisfied.

     A continuing director is any director of the Company who was a director prior to the time the interested stockholder became such, and any other director whose election as a director was recommended or approved by a majority of the continuing directors.

     The consideration to be paid to the Company's stockholders in the business combination must be either cash or the same type of consideration used by the interested stockholder to acquire the largest portion of its voting stock. The amount of such consideration to be paid per share of the Company's capital stock must satisfy each of the following:

          (a) The per share price received by the stockholders of the Company must not be less than the market price of Common Stock on the date of the announcement of the business combination and must bear the same or a greater percentage relationship to the market price of the Company's stock immediately prior to the announcement of the business combination as the highest per share price that the interested stockholder has paid for any of its shares of the Company's stock already owned by it bears to the market price of Common Stock of the Company immediately prior to the commencement of acquisition of the Company's capital stock by the interested stockholder;

          (b) The per share price to be received by the stockholders of the Company in such business combination must not be less than the highest per share price paid by the interested stockholder in acquiring any of its holdings of the Company's capital stock and not less than the earnings per share of the Company's capital stock for the four full consecutive fiscal quarters or the last fiscal year reported, whichever is higher, immediately preceding the record date for solicitation of votes on such business combination, multiplied by the then price/earnings multiple of the interested stockholder as customarily computed and reported in the financial community; and

          (c) The per share price to be received by the stockholders must include an additional premium over the value determined in accordance with
     (a) and (b) above that is equal to the greater of

               (i) the per share equivalent of the value of the Company's oil reserves classified as "possible" under the then current criteria of the Society of Petroleum Engineers of the American Institute of Mining Engineers, as of a reasonably practicable date not more than 180 days prior to the record date for solicitation of votes on such business combination, as evaluated by a reputable and qualified petroleum engineer as determined by the Company's continuing directors; or

               (ii) the per share equivalent of 20% of the highest consolidated balance of domestic and foreign cash, cash equivalents, and marketable securities held by the Company at any time during the period commencing on the date the interested stockholder first acquired any shares of the Company's capital stock and terminating on the 15th day prior to the date on which a proxy statement is scheduled to be mailed to the public stockholders of the Company in respect of such business combination.

     In addition to the other requirements of the fair price provision, prior to the consummation of any business combination and prior to any vote of the Company's stockholders, a proxy statement or information statement complying with the requirements of the Exchange Act must be mailed to all stockholders of the Company for the purpose of informing the Company's stockholders about the proposed business combination and, if their approval is required, for the purpose of soliciting stockholder approval. The proxy statement or information statement must contain at the beginning of the document in a prominent place a statement by the continuing directors of their position on the advisability (or inadvisability) of the proposed business combination and may include a fairness opinion of a reputable investment banking firm from the view of the remaining stockholders of the Company.

     Further, after the interested stockholder has become such, and prior to the consummation of the business combination, each of the following must be complied with:

          (a) The interested stockholder must have taken steps to ensure that the Corporation's board of directors will include at all times representation by continuing directors proportionate to the shareholdings of the Company's public stockholders not affiliated with the interested stockholder;

          (b) There shall have been no change in the amount per share payable or paid as dividends on the Company's capital stock, except as may have been approved by unanimous vote of the directors;

          (c) The interested stockholder shall not have acquired any newly issued shares of stock, directly or indirectly from the Company;

          (d) The interested stockholder shall not have acquired any additional shares of the Company's outstanding capital stock, except as a part of the transaction which results in the interested stockholder acquiring its 10% interest;

          (e) The interested stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Company; or

          (f) No major change in the Company's business or equity capital structure shall have been made without the unanimous approval of the directors.

     These procedural requirements are designed to prevent an interested stockholder from: (a) attempting to depress the market price of the Company's capital stock prior to proposing a business combination, thereby possibly reducing the consideration required to be paid to the Company's other stockholders pursuant to the minimum price provisions discussed above; (b) purchasing additional shares of the Company's capital stock at prices that are lower than those set by such minimum price provisions, and (c) self-dealing or otherwise taking advantage of its equity position in the Company by using the Company's resources for its own purposes in a manner not proportionately available to all stockholders. The requirements also ensure that all of the Company's stockholders will be fully informed of the terms and conditions of the proposed business combination prior to its completion, even if the interested stockholders were not otherwise legally required to disclose such information to such stockholders.

     The purpose of the proposed provision is to provide greater assurance that the Company's stockholders will receive fair treatment in a business combination involving an interested stockholder or its affiliates or associates. The board of directors of the Company believes that the adoption of the proposal is desirable notwithstanding certain provisions of Nevada law that provide that stockholders who object to a merger, consolidation, sale of assets, or certain other corporate acts may, under certain circumstances, have the statutory right to dissent, have their shares "appraised", and receive the "fair value" of their shares in cash.

     The proposed provision should encourage persons interested in acquiring the Company to negotiate in advance with the board of directors, since the higher stockholder voting requirements imposed would not be invoked if such person obtains the approval of a majority of the continuing directors for the proposed business combination transaction. In the event of a proposed acquisition of the Company, the board of directors believes that the interest of the Company's stockholders will best be served by a transaction that results from negotiations based upon careful consideration of the proposed terms, such as the price to be paid to minority stockholders, the form of consideration paid, and tax effects of the transaction.

     Increased Stockholder Vote for Amendment or Repeal of Proposed Amendments

     Under the NRS, amendments to the articles of incorporation require the approval of stockholders, which is ordinarily given if the number of votes cast in favor comprises a majority of the shares entitled to vote thereon and, in certain cases, of a majority of the outstanding shares of each class entitled to vote thereon as a class. The NRS also permits provisions in a corporation's articles of incorporation that require a greater proportion than the vote otherwise required by law for any corporate action. Each of the Anti-Takeover Provisions recommended by the board of directors for adoption, require the concurrence of the holders of at least two-thirds of the voting power of the Company's voting stock, voting together as a single class, for the amendment or repeal of, or the adoption of any provisions inconsistent with, any of such Anti-Takeover Provisions.

     The requirement of an increased stockholder vote for amendment of the provisions contained in the Anti-Takeover Provisions is designed to prevent a stockholder with a majority of the Company's stock from avoiding the requirements of such provisions by simply amending all of these provisions again.

     This increased stockholder vote requirement may preclude stockholders otherwise holding the requisite majority of voting power from repealing or amending a provision, even though it may be in the best interest of stockholders to do so.

     Interrelationship of Proposals and Existing Protections

     The proposed provisions sought to be approved in this proposal are intended to complement one another and to work together with the protections provided by the Stockholder Rights Plan recently adopted by the board of directors. (See "Stockholder Rights Plan.") The Anti-Takeover Provisions are intended to make it more difficult to bring about a rapid change in the composition of the board of directors and thus, make it more difficult for a third party to acquire the Company (or a substantial block of its Common Stock) without first negotiating with the board of directors. For example (and as described above), a third party would be unable to acquire only a majority of the Common Stock and take immediate control of the board of directors due to the existence of the classified board and that party's inability of removing directors (and filling vacancies) or increasing the size of the board of directors without a two-thirds stockholder approval. All of the proposed provisions act to encourage third parties to negotiate directly with the board of directors with respect to the acquisition of all or a portion of the Common Stock. The board of directors has determined that the protections provided by all of the Anti-Takeover Provisions are in the best interests of the Company, notwithstanding the fact that such proposals may have some adverse effects on interests of stockholders generally in certain circumstances.

CERTAIN MATERIAL CONTINUING PROVISIONS

     The Restated Articles will not affect the applicability of certain provisions of Nevada law that may be provided in or permitted by the articles of incorporation of the Company.

CHANGE IN BYLAWS

     In connection with the adoption of the Restated Articles, the board of directors has authorized the adoption of new bylaws to govern the corporate affairs of the Company. The material differences between the newly adopted bylaws of the Company, the former bylaws of the Company, and other specific provisions are discussed below. The summary of the provisions of the newly adopted bylaws and the changes from the current bylaws of the Company is qualified in its entirety by reference to the exact provisions of the newly adopted bylaws. Copies of the current bylaws of the Company as well as the former bylaws of the Company may be obtained by written request addressed to the Company.

     Number and Term of Office of Directors

     The current bylaws of the Company provide that the number of Directors constituting the Board of Directors shall be at least three, as determined from time to time by the Directors and that each Director is to be elected at the annual meeting. The newly adopted bylaws of the Company provide the Board of Directors will determine the number of Directors, divided into three classes, with staggered three-year terms, consistent with the provisions of the Restated Articles.

     Special Meetings of Stockholders

     The current bylaws provide that special meetings will be called by the directors upon the written request of a majority of the stockholders. This provision will be amended to be consistent with the provisions of the Restated Articles.

     Advance Notice of Nominations of Directors. As discussed above, the board of directors intends to adopt bylaws setting forth the procedures for advance notice of nominations of directors, subject to any future alteration, amendment, or repeal of such bylaws by the directors or the stockholders. It is intended that this bylaw will be adopted pursuant to the express authority of the Restated Articles, if adopted. The proposed bylaws will provide that, to be timely, written notice of a stockholder's nominations must be delivered or mailed by the stockholder to the principal executive offices of the Company not less than 30 days prior to the annual meeting at which the election is to be held (or if less than 40 days' notice of the date of the annual meeting is given or made to stockholders, not later than the tenth day following the date on which the notice of the date of the annual meeting was mailed). The notice must contain certain information about the nominating stockholder and each nominee, including, among other things, the name and address of the stockholder as it appears on the Company's records; the class and number of shares held by the nominating stockholder; and such other information as would be required to be included in a proxy statement that solicits proxies for the election of the proposed nominee which includes information respecting all arrangements or understandings between the stockholder and nominee. The notice must also be accompanied by the written consent of each nominee to serve as a director if so elected.

     Advance Notice Regarding Business to be Conducted as Stockholders' Meeting. As discussed above, in connection with proposed Article IX of the Restated Articles, the board of directors intends to adopt bylaws providing that the only business that provide procedures that are required to bring business before an annual meeting of the stockholders, subject to any future alteration, amendment, or repeal of such bylaws by the directors of the stockholders. It is intended that this bylaw will be adopted pursuant to the express authority of the Restated Articles, if adopted. The bylaws to be adopted by the board of directors will provide that, to be timely, a stockholders' notice must be received at the principal executive offices of the Company not less than 30 calendar days prior to the annual meeting date (or if less than 40 days' notice of the date of the annual meeting is given to stockholders, not later than the tenth day following the date on which the notice of the date of the annual meeting was mailed). The stockholders' notice to the Company must set forth in writing, as to each matter the stockholder proposes to bring before the annual meeting, a brief description of the matter and the reasons for conducting such business at the annual meeting. Additionally, the written notification must include the name and address, as they appear on the Company's records, of the stockholder of record proposing such business; the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder; and any material interest of the stockholder in such proposal.

STOCKHOLDER RIGHTS PLAN

     Background

     In addition to the provisions being submitted to the stockholders for consideration at the Annual Meeting to assist the Company in maximizing stockholder value in the event of a proposed corporate takeover, the board of directors has unanimously adopted a Rights Agreement (the "Rights Agreement"). Under the Rights Agreement, Preferred Stock purchase rights ("Rights") will be distributed, as a dividend, to stockholders of record as of May 26, 1997 (the "Rights Record Date"), as soon as practicable after such date, at a rate of one Right for each share of Common Stock held on the Rights Record Date. The Rights Agreement was approved and adopted unanimously by the board of directors effective May 12, 1997, and is not being submitted to the stockholders for their consideration.

     The Rights are designed to deal with the very serious problem of a raider using what the board of directors perceives to be coercive tactics to deprive the Company's board of directors and stockholders of any real opportunity to determine the destiny of the Company. The Rights may be redeemed by the Company at a redemption price of $0.01 per Right, subject to adjustment, prior to the public announcement that 20% or more of Common Stock has been accumulated by a single acquirer or group. Thus the Rights should not interfere with any merger or other business combination approved by the board of directors nor affect any prospective offeror willing to negotiate in good faith with the board of directors. The Rights Agreement does not inhibit any stockholder from utilizing the proxy mechanism to promote a change in the management or direction of the Company. However, as discussed above, the proposed classified board would inhibit any stockholder from utilizing the proxy mechanism to promote an immediate change in the management or direction of the Company.

     The board of directors has viewed with concern the possibility of abusive tactics in attempts to take over public companies. While the board of directors is not aware of any effort to acquire control of the Company, it believes that the Rights Agreement represents a sound and reasonable means of safeguarding the investment of stockholders in the Company in addition to the safeguards provided by the Anti-Takeover Provisions.

     Distribution of the Rights will not in any way alter the financial strength of the Company or interfere with its business plans. The distribution of the Rights is not dilutive, does not affect reported earnings per share, is not taxable either to the recipient or to the Company, and will not change the way in which stockholders can currently trade shares of Common Stock. However, under certain circumstances, more specifically described below, particularly where the Rights are "triggered" as the result of certain potentially abusive tactics (that is, tactics that are perceived by the board of directors to be either coercive, unfair, or discriminatory), exercise of the Rights may be dilutive or affect reported earnings per share. The Right's discriminatory feature exposes an acquirer to a substantial penalty for proceeding without the board of directors' approval. If the Rights not attached to the acquirer's shares are triggered, they may be exercised by someone even if an initial holder cannot pay the exercise price, since they detach from the underlying shares and become separately tradable no later than the Flip-In Event. A "Flip-In Event" occurs if any person, including affiliates and associates, or group acting in concert, without the board of director's prior approval, acquires beneficial ownership or 20% or more of the Company's voting stock). If a significant number of rights were exercised, both the economic value and the voting power of the acquiring person's shares would be immediately and substantially diluted by the issuance of new shares to exercising holders. Further, as to any rights left outstanding after their flip-in exercise period, the acquirer must contend with the Flip-Over Event. A "Flip-Over Event" occurs if, following a Flip-In Event, the Company consummates any business combination in which its stock is changed or exchanged with, or any substantial asset sold to, any person. The acquirer must deal with the Flip Over Event if it wants to acquire the entire equity interest in the target since a non-board-approved "squeeze-out" merger cannot eliminate, and will trigger, the detached Rights.

     Summary of the Rights Agreement

     A dividend of one Right for each outstanding share of Common Stock of the Company is payable to holders of Common Stock as of the Rights Record Date.
Each Right entitles the registered holder thereof to purchase from the Company one one-hundredth (1/100) of a share of Series A Preferred Stock (the "Series A Preferred Stock") at an exercise price of $100 (the "Exercise Price"). The terms and conditions of the Rights are contained in the Rights Agreement between the Company and Atlas Stock Transfer Corporation, as rights agent (the "Rights Agent"); and the summary contained herein is qualified in its entirety by the terms of the Rights Agreement.

     Initially, the Rights will not be exercisable, certificates for the Rights will not be issued, and the Rights will automatically trade with the Common Stock.

     Until the close of business on the Separation Date, which will occur on the earliest of (i) the tenth day after the public announcement that a person or group of affiliated or associated persons ("Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Voting Shares (as defined in the Rights Agreement) of the Company (the "Stock Acquisition Date") or (ii) the tenth day after the date of the commencement of, or first public announcement of, the intent of any person to commence a tender or exchange offer or take-over bid to acquire beneficial ownership of 20% or more of the outstanding Voting Shares of the Company or
(iii) such later date as may be fixed by the board of directors from time to time by notice to the Rights Agent and publicly announced by the Company, the Rights will be represented by and transferred only with the Common Stock. Until the Separation Date, new certificates issued for Common Stock after the Rights Record Date will contain a legend incorporating the Rights Agreement by reference, and the surrender for transfer of any of the Common Stock certificates will also constitute the transfer of the Rights associated with the Common Stock represented by those certificates. Promptly following the Separation Date, separate certificates representing the Rights will be mailed to holders of record of Common Stock at the close of business on the Separation Date, and thereafter the certificates representing the Rights alone will evidence the Rights. The Rights are not exercisable until the Separation Date.

     The Exercise Price payable and the number of shares of Series A Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Common Stock, (ii) upon the grant to holders of Common Stock of certain rights or warrants to subscribe for Common Stock or convertible securities at less than the Market Price (as defined in the Rights Agreement) of the Common Stock, or
(iii) upon the distribution to holders of Common Stock of evidences of indebtedness or assets (excluding regular cash dividends and dividends payable in Common Stock) or of subscription rights or warrants.

     If any Person becomes an Acquiring Person, other than pursuant to a tender or exchange offer for all outstanding Common Stock of the Company, and the board of directors, taking into account the long-term value of the Company and all other factors that the board of directors considers relevant (such as, for example, the adequacy of the price offered, the fairness of the offer to the Company and its stockholders, the nature and timing of the offer, the impact on constituencies other than stockholders, the probability of consummation, the quality of any securities being offered in the exchange, as well as the basic stockholder interests at stake, including stockholder interests in long-term as compared to short-term values and in making independent, uncoerced investment decisions), determines the offer to be at a price and on terms that are fair to holders of Common Stock of the Company (a "Flip-in Event"), each holder of a Right, other than the Acquiring Person, will have the right to receive, upon payment of one-half (1/2) the Exercise Price, in lieu of Series A Preferred Stock, a number of shares of Common Stock of the Company having an aggregate Market Price equal to the Exercise Price.

     For example, at the Exercise Price of $100 per Right, if any person becomes the beneficial owner of 20% or more of the outstanding Common Stock of the Company, each Right (other than Rights owned by such 20% beneficial owner or any of its affiliates or associates, which will have become void) would entitle its holder to purchase $200 worth of Common Stock for $100. Assuming that the Common Stock had a per share value of $10 at such time, each Right would effectively entitle its holder to purchase 20 shares of Common Stock for $100.

     After a Flip-in Event, Rights that are (or, under certain circumstances, Rights that were) beneficially owned by an Acquiring Person will be null and void.

     Unless the Rights are redeemed earlier, if, after the Stock Acquisition Date, the Company is acquired in a merger or other business combination (in which any of the Common Stock is changed into or exchanged for other securities or assets) or more than 50% of the assets or operating income or cash flow of the Company and its subsidiaries (taken as a whole) are sold or transferred in one or a series of related transactions (a "Flip-over Transaction or Event"), the Rights Agreement provides that proper provision shall be made so that each holder of record of Rights will, from and after that time, have the right to receive, upon payment of the Exercise Price, that number of shares of Common Stock of the acquiring company (or, in certain circumstances, the direct or indirect corporate parent of the acquiring company) which has a Market Price at the time of such Flip-over Transaction or Event equal to twice the Exercise Price. The right to purchase shares of an acquiring company would not apply to a transaction with a person that became an Acquiring Person pursuant to a tender or exchange offer approved by the Company's board of directors if the price paid to holders of Common Stock in the transaction was not less than the price paid in such tender or exchange offer.

     Fractions of Series A Preferred Stock (other than fractions that are integral multiples of one one-hundredth of a share) may, at the election of the Company, be evidenced by depository receipts. The Company may also issue cash in lieu of fractional shares of Series A Preferred Stock that are not integral multiples of one one-hundredth of a share of Series A Preferred Stock.

     At any time prior to the earlier of (i) the Expiration Date (defined as the close of business on the tenth-year anniversary of the Rights Agreement) or (ii) the close of business on the tenth day after the Stock Acquisition Date (subject to extension by the board of directors), the board of directors may, at its option, cause the Company to redeem the rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"), subject to adjustment. Immediately upon the action of the board of directors authorizing redemption of the Rights, the right to exercise the rights will terminate, and the holders of Rights will only be entitled to receive the Redemption Price without interest. Decisions respecting redemption of the Rights can only be effected by the board of directors.

     As long as the Rights are redeemable, the board of directors, without further stockholder approval, may, except with respect to the Exercise Price or Expiration Date of the Rights, amend the Rights Agreement in any manner that, in the board of directors' opinion, does not materially adversely affect the interests of holders of the Rights as such.
     Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The Series A Preferred Stock

     The following description of the Series A Preferred Stock is qualified in its entirety by the Designation of Rights, Privileges, and Preferences of such Preferred Stock.

     The Series A Preferred Stock is non-redeemable and subordinate to any other series of the Company's Preferred Stock which may at any time be issued. The Series A Preferred Stock may not be issued, except upon exercise of Rights (each Right to be distributed to holders of Common Stock entitles such holder to purchase one one-hundredth of a share of Series A Preferred Stock). Each share of Series A Preferred Stock is entitled to receive, when, as, and if declared, a dividend in an amount equal to one hundred times the cash dividend declared on each share of Common Stock. In addition, each share of Series A Preferred Stock is entitled to receive one hundred times any non-cash dividends declared with respect to each share of Common Stock, in like kind, other than a dividend payable in shares of Common Stock. In the event of liquidation, the holder of each share of Series A Preferred Stock shall be entitled to receive a liquidation payment in an amount equal to one hundred times the liquidation payment made per Common Share of the Company. Each share of Series A Preferred Stock has one hundred votes, voting together with the Common Stock and not as a separate class, unless otherwise required by law or the Company's articles of incorporation. In the event of any merger, consolidation, or other transaction in which shares of Common Stock of the Company are exchanged, each share of Series A Preferred Stock is entitled to receive one hundred times the amount received per share of Common Stock of the Company.

     Reserved Shares

     The Rights Agreement contemplates that the Company will reserve a sufficient number of authorized but unissued shares of Common Stock to permit the exercise in full of the Rights should the Rights become exercisable. If the amendment to the articles of incorporation to increase the authorized capitalization of the Company is not approved by the stockholders as discussed above, the number of authorized but unissued and non-reserved shares of Common Stock would not be sufficient for issuance upon the Rights becoming exercisable based on the initial terms of the Rights before the effect of any future anti-dilution adjustment for such events as a share dividend or stock split or consolidation and before the effect of any future adjustment resulting from a Flip-In Event. However, pursuant to provisions of the NRS, the board of directors could effect a stock consolidation without submitting the matter to the stockholders for their consideration. The board of directors may do so in the event of a possible Flip-in Event if the proposed amendment to the articles of incorporation to increase the authorized number of shares of Common Stock is
not approved by the stockholders.   Depending upon the then current market price
of the Common Stock and the Exercise Price, the number of shares of Common Stock presently authorized or to be authorized if the additional shares are authorized may be insufficient to permit exercise in full of the Rights upon the occurrence of a Flip-in Event. Consequently, the effectiveness of the Rights Agreement may be impaired if an insufficient number of shares is authorized and reserved for issuance upon the exercise of Rights.

     Amendment of the Rights Agreement.

     At any time prior to the Exercisability Date, the board of directors may amend any provision of the Rights Agreement in any manner, including to change the Exercise Price, without the approval of the holders of the Common Stock. Thereafter, subject to certain limitations, the board of directors may amend the Rights Agreement without the approval of the holders of the Common Stock so long as the interests of the holders of the Rights are not adversely affected, including generally (i) to shorten or lengthen any time period under the Rights Agreement or (ii) in any manner that the Board deems necessary or desirable, so long as such amendment is consistent with and for the purpose of fulfilling the objectives of the board of directors in originally adopting the Rights Agreement.

VOTE REQUIRED

     Each of the above several proposals relating to the Restated Articles will be included in the Restated Articles if the number of votes cast for such specific proposal constitutes at least a majority of the issued and outstanding Shares of the Company. As indicated on the enclosed form of proxy, the above proposals will be voted on separately as follows:

     To approve proposed amendments to the Company's Articles of Incorporation and bylaws that would make certain general modernizing changes and put in place certain measures designed to assist the Company in maximizing stockholder value in the event of a proposed corporate acquisition, including provisions that would:
          a)   Make general modernizing changes;
          b) Classify the board of directors into three classes, with each class serving staggered three-year terms;
          c) Change the Company's authorized capitalization to include 50,000,000 shares of common stock and 10,000,000 shares of preferred stock;
          d) Eliminate the personal liability of directors in certain circumstances;
          e) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada;
          f) Provide that a special meeting of the stockholders may be called only by the board of directors;
          g) Require advance notice of nominees for election to the board of directors;
          h) Grant cumulative voting on the election of directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate proxy solicitation or in an election contest;
          i) Require advance notice regarding business to be conducted at stockholders' meetings;
          j) Deny action by the written consent of the holders of a majority of the voting shares;
          k) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a stockholder that has acquired 10% or more of the Company's common stock; and
          l) Require an affirmative vote of stockholders holding at least two-thirds of the Company's common stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Company's common stock unless such business combination requires the payment of a fair price for the Company's stock,

     In each case, each Anti-Takeover Provision of the Restated Articles has a provision that, if such Anti-Takeover Provision is adopted, the concurrence of the holders of at least two-thirds of the voting power of the Company's voting stock, voting together as a single class, would be required for the amendment or repeal of, or the adoption of any provisions inconsistent with, any of such provisions.

     Abstentions and broker non-votes will have the same legal effect as a vote against a specific proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF EACH OF THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION. IT IS INTENDED THAT, IN THE ABSENCE OF CONTRARY SPECIFICATIONS, VOTES WILL BE CAST PURSUANT TO THE ENCLOSED PROXIES FOR THE ADOPTION OF THE EACH PROPOSED PROVISION.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The selection of the Company's auditors will not be submitted to the stockholders for their approval in the absence of a requirement to do so. It is anticipated that representatives of Hein + Associates LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held during May 1998. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 1998 annual meeting of stockholders of the Company, provided such proposals are received by the Company no later than March 26, 1998, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.

                                 OTHER MATTERS

     Management does not know of any business other than that referred to in the Notice which may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

     In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending the meeting.

                              By Order of the board of directors

                              FORELAND CORPORATION



                              Bruce C. Decker,  Assistant Secretary



Lakewood, Colorado
June 1, 1997

                                     PROXY
                              FORELAND CORPORATION

ANNUAL MEETING OF THE SHAREHOLDERS OF     (THIS PROXY IS SOLICITED ON BEHALF
FORELAND CORPORATION ON JUNE 26, 1997         OF THE BOARD OF DIRECTORS)

     The undersigned hereby appoints N. Thomas Steele and Kenneth L. Ransom proxies, with full power of substitution, to vote the voting shares of FORELAND CORPORATION (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Company ("Annual Meeting") to be held at
       , Ely, Nevada, on June 26, 1997, at 12:00 p.m., local time, or any
-------
adjournment(s) thereof, such proxies being directed to vote as specified below. IF NO INSTRUCTIONS ARE SPECIFIED, SUCH PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

     To vote in accordance with the Board of Directors' recommendations, sign below. The "FOR" boxes may, but need not, be checked. To vote against any of the recommendations, check the appropriate box marked "AGAINST" below. To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked "WITHHOLD AUTHORITY" below.

     The Board of Directors recommends votes "FOR" the following proposals, each of which has been proposed by the Board of Directors:

     1. To elect each of the following nominees to serve as a director for a term expiring at the next Annual Meeting of the shareholders of the Company or the Annual Meeting for the year indicated next to the nominee's name in the event the proposal to classify the board of directors is approved at the 1997 Annual Meeting and, in each case, until a successor is elected and qualified. To withhold your vote for any individual nominee, strike a line through such nominee's name;

                  Grant Steele (1998)           Kenneth L. Ransom (1999)
                  Bruce C. Decker (2000)        N. Thomas Steele (2000)

     2.        To approve the Company's 1997 Stock Option and Award Plan
          FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----

     3.        To approve the grant of options to the directors of the Company
          FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----

     4. To approve proposed amendments to the Company's Articles of Incorporation and bylaws that would make certain general modernizing changes and put in place certain measures designed to assist the Company in maximizing stockholder value in the event of a proposed corporate acquisition, including provisions that would:
          a)   Make general modernizing changes;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          b) Classify the board of directors into three classes, with each class serving staggered three-year terms;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          c) Change the Company's authorized capitalization to include 50,000,000 shares of common stock and 10,000,000 shares of preferred stock;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          d) Eliminate the personal liability of directors in certain circumstances;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          e) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          f) Provide that a special meeting of the stockholders may be called only by the board of directors;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          g) Require advance notice of nominees for election to the board of directors;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          h) Grant cumulative voting on the election of directors if a person or group of related persons owning in excess of 30% of the Common Stock opposes management of the Company in a separate proxy solicitation or in an election contest;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          i) Require advance notice regarding business to be conducted at shareholders' meetings;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          j) Deny action by the written consent of the holders of a majority of the voting shares;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          k) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a shareholder that has acquired 10% or more of the Company's common stock; and
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----
          l) Require an affirmative vote of shareholders holding at least two-thirds of the Company's common stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Company's common stock, unless such business combination requires the payment of a fair price for the Company's stock;
                FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----

     5. To transact such other business as may properly come before the Annual Meeting.

          FOR-----          AGAINST -----       WITHHOLD AUTHORITY -----

PLEASE PRINT YOUR NAME AND SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF
THE COMPANY.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.   IF YOUR
SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Dated:-------------------          Number of Shares Held of Record

-------------------------          -----------------------------------
Number of Shares Held at a         Name of Brokerage or Clearing House
Brokerage or Clearing House

--------------------------         -----------------------------------

--------------------------         -----------------------------------
Signature                             Signature (if held jointly)

--------------------------         -----------------------------------
Print Name                                             Print Name

PLEASE MARK, SIGN, DATE, AND
RETURN THIS PROXY TO:              FORELAND CORPORATION
                                   12596 WEST BAYAUD, SUITE 300
                                   LAKEWOOD, COLORADO  80228-2019

                              FORELAND CORPORATION

                        1997 STOCK OPTION AND AWARD PLAN

     FORELAND CORPORATION, a Nevada corporation (the "Company"), hereby adopts this "Foreland Corporation, 1997 Stock Option and Award Plan" (the "Plan"), effective as of the 12th day of May, 1997, under which options to acquire stock of the Company or bonus stock may be granted from time to time to employees, including officers and directors, of the Company or its subsidiaries. In addition, at the discretion of the Board of Directors or other administrator of this Plan, options to acquire stock of the Company or bonus stock may from time to time be granted under this Plan to other individuals who contribute to the success of the Company or its subsidiaries but who are not employees of the Company, all on the terms and conditions set forth herein.

     1. Purpose of the Plan. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified officers and employees capable of assisting in the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of executives and employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain employees of the Company, to use their best efforts to promote the success of the Company's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Company. It is also designed to permit the Company to reward those individuals who are not employees of the Company but who are perceived by management as having contributed to the success of the Company or who are important to the continued business and operations of the Company. The above aims will be effectuated through the granting of options ("Options") to purchase shares of common stock of the Company, par value $0.001 per share (the "Stock"), or the granting of awards of bonus stock ("Stock Awards"), all subject to the terms and conditions of this Plan. It is intended that the Options issued pursuant to this Plan include, when designated as such at the time of grant, options which qualify as Incentive Stock Options ("Incentive Options") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment or successor provision of like tenor. If the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is intended that Options or Stock Awards granted pursuant to this Plan qualify for the exemption provided for in Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act or any amendment or successor rule of like tenor when granted in accordance with the provisions of such rule.

     2. Shareholder Approval. The Plan shall become effective immediately on adoption by the Board of Directors of the Company (the "Board") and awards under the Plan can be made at that time or at any subsequent time. The Plan shall be submitted to the Company's shareholders in the manner set forth below:

          (a) Within twelve months after the Plan has been adopted by the Board, the Plan shall be submitted for approval by those shareholders of the Company who are entitled to vote on such matters at a duly held shareholders' meeting or approved by the unanimous written consent of the holders of the issued and outstanding Stock of the Company. If the Plan is presented at a shareholders' meeting, it shall be approved by the affirmative vote of the holders of a majority of the issued and outstanding Stock in attendance, in person or by proxy, at such meeting. Notwithstanding the foregoing, the Plan may be approved by the shareholders in any other manner not inconsistent with the Company's articles of incorporation and bylaws, the applicable provisions of state corporate laws, and the applicable provisions of the Code and regulations adopted thereunder.

          (b) In the event the Plan is so approved, the secretary of the Company shall, as soon as practicable following the date of final approval, prepare and attach to this Plan certified copies of all relevant resolutions adopted by the shareholders and the Board.

          (c) Failure to obtain shareholder approval on or before the date that is twelve months subsequent to the adoption of this Plan by the Board shall not affect awards previously granted under the Plan; provided that, none of the Options issued under this Plan will qualify as Incentive Options.

     3. Administration of the Plan. Administration of the Plan shall be determined by the Board. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Plan or specific administrative duties with respect to the Plan, on such terms and to such committees of the Board as it deems proper. Any Option or Stock Award approved by the Board shall be approved by a majority vote of those members of the Board in attendance at a meeting at which a quorum is present. Any Option or Stock Award approved by a committee designated by the Board shall be approved as specified by the Board at the time of delegation. The interpretation and construction of the terms of the Plan by the Board or a duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or duly authorized committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

     The Board's or duly authorized committee's determination under the Plan (including without limitation determinations of the persons to receive Options or Stock Awards, the form, amount, and timing of such Options or Stock Awards, the terms and provisions of such Options or Stock Awards, and the agreements evidencing same) need not be uniform and may be made by the Board or duly authorized committee selectively among persons who receive, or are eligible to receive, Options or Stock Awards under the Plan, whether or not such persons are similarly situated.

     4. Shares of Stock Subject to the Plan. A total of 500,000 shares of Stock may be subject to, or issued pursuant to, Options or Stock Awards granted under the terms of this Plan. Any shares subject to an Option or Stock Award under the Plan, which Option or Stock Award for any reason expires or is forfeited, terminated, or surrendered unexercised as to such shares, shall be added back to the total number of shares reserved for issuance under the terms of this Plan. If any right to acquire Stock granted under the Plan is exercised by the delivery of shares of Stock or the relinquishment of rights to shares of Stock, only the net shares of Stock issued (the shares of Stock issued less the shares of Stock surrendered) shall count against the total number of shares reserved for issuance under the terms of this Plan.

     5. Reservation of Stock on Granting of Option. At the time of granting any Option under the terms of this Plan, there will be reserved for issuance on the exercise of the Option the number of shares of Stock of the Company subject to such Option. The Company may reserve either authorized but unissued shares or issued shares that have been reacquired by the Company.

     6. Eligibility. Options or Stock Awards under the Plan may be granted to employees, including officers and directors, of the Company or its subsidiaries, as may be existing from time to time, and to other individuals who are not employees of the Company as may be deemed in the best interest of the Company by the Board or a duly authorized committee. Such Options or Stock Awards shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or a duly authorized committee at the time of grant, all as may be within the general provisions of this Plan.

     7.   Term of Options and Certain Limitations on Right to Exercise.

          (a) Each Option shall have the term established by the Board or duly authorized committee at the time the Option is granted but in no event may an Option have a term in excess of ten years.

          (b) The term of the Option, once it is granted, may be reduced only as provided for in this Plan or under the written provisions of the Option.

          (c) Unless otherwise specifically provided by the written provisions of the Option, no holder or his or her legal representative, legatee, or distributee will be, or shall be deemed to be, a holder of any shares subject to an Option unless and until the holder exercises his or her right to acquire all or a portion of the Stock subject to the Option and delivers the required consideration to the Company in accordance with the terms of this Plan and the Option and then only to the extent of the number of shares of Stock acquired. Except as specifically provided in this Plan or as otherwise specifically provided by the written provisions of the Option, no adjustment to the exercise price or the number of shares of Stock subject to the Option shall be made for dividends or other rights for which the record date is prior to the date the Stock subject to the Option is acquired by the holder.

          (d) Options under the Plan shall vest and become exercisable at such time or times and on such terms as the Board or a duly authorized committee may determine at the time of the grant of the Option.

          (e) Options granted under the Plan shall contain such other provisions, including, without limitation, further restrictions on the vesting and exercise of the Option, as the Board or a duly authorized committee shall deem advisable.

          (f) In no event may an Option be exercised after the expiration of its term.

          (g) Unless otherwise specifically provided by the written provisions of an Option granted pursuant to this Plan, upon receipt of (i) any request that the exercise of the Option or the resale of any shares of Stock issued or to be issued on exercise of such Option will be registered under the Securities Act; or (ii) any notice of exercise the Option pursuant to its terms, in lieu of any obligation to effect any registration with respect to the Options or shares of Common Stock issuable on such Option or in lieu of delivering shares of Common Stock on the exercise of the Option, the Company may, within five business days of receipt of such request to register or notice of exercise, purchase, in whole or in part, such Options from the Optionee at an amount in cash equal to the difference between (a) the then current fair market value (as defined below) of the Common Stock on the day of such repurchase and (b) the exercise price in effect on such day. In order to exercise such right, the Company must provide written notice to the optionee at least five days prior to the date that the Company proposes to repurchase such Options. For purposes of this section, the fair market value of the Common Stock shall be determined by the Board or a duly authorized committee based on the closing price for the Stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), on the trading day immediately preceding the date that the Company's provides notice of its intent to repurchase the Options, or, if not listed on such an exchange or included on Nasdaq, the closing price for the Stock as determined by the Board or a duly authorized committee through any other reliable means of determination available on the close of business on the trading day last preceding the date of providing the notice.

     8. Exercise Price. The exercise price of each Option issued under the Plan shall be determined by the Board or a duly authorized committee on the date of grant.

     9. Payment of Exercise Price. The exercise of any Option shall be contingent on receipt by the Company of cash, certified bank check to its order, or other consideration acceptable to the Company; provided that, at the discretion of the Board or a duly authorized committee, the written provisions of the Option may provide that payment can be made in whole or in part in shares of Stock of the Company that have been owned by the optionee for more than six months or by the surrender of Options to acquire Stock from the Company that have been held for more than six months, which Stock or Options shall be valued at their then fair market value as determined by the Board or a duly authorized committee. Any consideration approved by the Board or a duly authorized committee that calls for the payment of the exercise price over a period of more than one year shall provide for interest, which shall not be included as part of the exercise price, that is equal to or exceeds the imputed interest provided for in section 483 of the Code or any amendment or successor section of like tenor.

     10. Withholding. If the grant of a Stock Award or the grant or exercise of an Option pursuant to this Plan, or any other event in connection with any such grant or exercise, creates an obligation to withhold income and employment taxes pursuant to the Code or applicable state or local laws, such obligation may, at the discretion of the Board or a duly authorized committee at the time of the grant of the Option or Stock Award and to the extent permitted by the terms of the Option or Stock Award and the then governing provisions of the Code and the Exchange Act, be satisfied (i) by the holder of the Option or Stock Award delivering to the Company an amount of cash equal to such withholding obligation; (ii) by the Company withholding from any compensation or other amount owing to the holder of the Option or Stock Award the amount (in cash, Stock, or other property as the Company may determine) of the withholding obligation; (iii) by the Company withholding shares of Stock subject to the Option or Stock Award with a fair market value equal to such obligation; or (iv) by the holder of the Option or Stock Award either delivering shares of Stock that have been owned by the holder for more than six months or canceling Options or other rights to acquire Stock from the Company that have been held for more than six months with a fair market value equal to such requirements. In all events, delivery of shares of Stock issuable on exercise of the Option or on grant of the Stock Award shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Award, or any other event. The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

     11. Incentive Options--Additional Provisions. In addition to the other restrictions and provisions of this Plan, any Option granted hereunder that is intended to be an Incentive Option shall meet the following further requirements:

          (a) The exercise price of an Incentive Option shall not be less than the fair market value of the Stock on the date of grant of the Incentive Option as determined by the Board or a duly authorized committee based on the closing price for the Stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately prior to the date of grant of such Incentive Option, or, if not listed on such an exchange or included on Nasdaq, the closing price for the Stock as determined by the Board or a duly authorized committee through any other reliable means of determination available on the close of business on the trading day last preceding the date of grant of such Incentive Option and permitted by the applicable provisions of the Code.

          (b) No Incentive Option may be granted under the Plan to any individual that owns (either of record or beneficially) Stock possessing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation unless both the exercise price is at least 110% of the fair market value of the Stock on the date the Option is granted and the Incentive Option by its terms is not exercisable more than five years after the date it is granted.

          (c) Incentive Options may be granted only to employees of the Company or its subsidiaries and only in connection with that employee's employment by the Company or the subsidiary. Notwithstanding the above, directors and other individuals who have contributed to the success of the Company or its subsidiaries may be granted Incentive Options under the Plan, subject to, and to the extent permitted by, applicable provisions of the Code and regulations promulgated thereunder, as they may be amended from time to time.

          (d) The aggregate fair market value (determined as of the date the Incentive Option is granted) of the shares of Stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year under the Plan (and all other plans of the Company and its subsidiaries) may not exceed $100,000.

          (e) No Incentive Option shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the lifetime of the optionee, only by the optionee to whom the Incentive Option is granted.

          (f) No individual acquiring shares of Stock pursuant to any Incentive Option granted under this Plan shall sell, transfer, or otherwise convey the Stock until after the date that is both two years after the date the Incentive Option was granted and one year after the date the Stock was acquired pursuant to the exercise of the Incentive Option. If any individual makes a disqualifying disposition, he or she shall notify the Company within 30 days of such transaction.

          (g) No Incentive Option may be exercised unless the holder was, within three months of such exercise, and had been since the date the Incentive Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless the employment was terminated as a result of the death or disability (as defined in the Code and the regulations promulgated thereunder as they may be amended from time to time) of the employee or the employee dies within three months of the termination. In the event of termination as a result of disability, the holder shall have a one year period following termination in which to exercise the Incentive Option. In the event of death of the holder, the Incentive Option must be exercised within six months after the issuance of letters testamentary or administration or the appointment of an administrator, executor, or personal representative, but not later than one year after the date of termination of employment. An authorized absence or leave approved by the Board or a duly authorized committee for a period of 90 days or less shall not be considered an interruption of employment for any purpose under the Plan.

          (h) All Incentive Options shall be deemed to contain such other limitations and restrictions as are necessary to conform the Incentive Option to the requirements for "incentive stock options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

All of the foregoing restrictions and limitations are based on the governing provisions of the Code as of the date of adoption of this Plan. If at any time the Code is amended to permit the qualification of an Option as an incentive stock option without one or more of the foregoing restrictions or limitations or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may grant Incentive Options, and may modify outstanding Incentive Options in accordance with such changes, all to the extent that such action by the Board or duly authorized committee does not disqualify the Options from treatment as incentive stock options under the provisions of the Code as may be amended from time to time.

     12. Awards to Directors and Officers. To the extent the Company has a class of securities registered under the Exchange Act, Options or Stock Awards granted under the Plan to directors and officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

          (a) A transaction whereby there is a grant of an Option or Stock Award pursuant to this Plan must satisfy one of the following:

               (i) The transaction must be approved by the Board or a duly authorized committee composed solely of two or more non-employee directors of the Company (as defined in Rule 16b-3);

               (ii) The transaction must be approved or ratified, in compliance with section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the shareholders of the Company held in accordance with the applicable laws of the state of incorporation of the Company; or, if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by applicable laws of the state of incorporation of the Company, of the securities of the Company entitled to vote. If the transaction is ratified by the shareholders, such ratification must occur no later than the date of the next annual meeting of shareholders; or

               (iii) The Stock acquired must be held by the officer or director for a period of six months subsequent to the date of the grant; provided that, if the transaction involves a derivative security (as defined in section 16 of the Exchange Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

          (b) Any transaction involving the disposition to the Company of its securities in connection with Options or Stock Awards granted pursuant to this Plan shall:

               (i) be approved by the Board or a duly authorized committee composed solely of two or more non-employee directors; or

               (ii) be approved or ratified, in compliance with section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state of incorporation of the Company or, if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by applicable laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that, such ratification occurs no later than the date of the next annual meeting of shareholders.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If at any time the governing provisions are amended to permit an Option to be granted or exercised or Stock Award to be granted pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may award Options or Stock Awards to directors and officers, and may modify outstanding Options or Stock Awards, in accordance with such changes, all to the extent that such action by the Board or a duly authorized committee does not disqualify the Options or Stock Awards from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

     13. Stock Appreciation Rights and Other Tandem Rights. The Board or a duly authorized committee, at the time of granting any award under the terms of this Plan, shall have the authority to grant stock appreciation rights or other tandem rights with respect to all or some of the shares of Stock covered by such award pursuant to which the holder shall have the right to surrender all or part of such award and thereby exercise the tandem rights; provided, however, that the holder shall not have such right to surrender and obtain payment during the first six months of the term of the award, except in the event of death or disability of the holder during such six-month period. Any payment under the terms of the tandem rights may be made by the Company, at the discretion of the Board or a duly authorized committee as set forth in the written award, in Stock (at its fair market value on the date of the notice of exercise, as determined by the Board or committee) or in cash, or partly in Stock and partly in cash, as the Company may determine. Any stock appreciation rights or other tandem rights granted under the terms of this section may be exercised only when, and only to the extent that, the holder is entitled to exercise all or a portion of the underlying award. The terms of any stock appreciation or other rights granted shall, within the provisions of this Plan, be established by the Board or committee at the time of grant, and any rights created thereby can only be transferred in connection with the transfer of the underlying award. Stock appreciation rights may only be exercised at a time when the fair market value of the Stock subject to the award exceeds the exercise price of the award.

     14. Stock Awards. The Board or a duly authorized committee may grant Stock Awards to individuals eligible to participate in this Plan, in the amount, and subject to the provisions determined by the Board or a duly authorized committee. The Board or a duly authorized committee shall notify in writing each person selected to receive a Stock Award hereunder as soon as practicable after he or she has been so selected and shall inform such person of the number of shares he or she is entitled to receive, the approximate date on which such shares will be issued, and the Forfeiture Restrictions applicable to such shares. (For purposes hereof, the term "Forfeiture Restrictions" shall mean any prohibitions against sale or other transfer of shares of Stock granted under the Plan and the obligation of the holder to forfeit his or her ownership of or right to such shares and to surrender such shares to the Company on the occurrence of certain conditions.) The Board or a duly authorized committee may, at its discretion, require the payment in cash to the Company by the award recipient of the par value of the Stock. The shares of Stock issued pursuant to a Stock Award shall not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of during such period or periods of time which the Board or a duly authorized committee shall establish at the time of the grant of the Stock Award. If a Stock Award is made to an employee of the Company or its subsidiaries, the employee shall be obligated, for no consideration other than the amount, if any, of the par value paid in cash for such shares, to forfeit and surrender such shares as he or shall have received under the Plan which are then subject to Forfeiture Restrictions to the Company if he or she is no longer an employee of the Company or its subsidiaries for any reason; provided that, in the event of termination of the employee's employment by reason of death or total and permanent disability, the Board or duly authorized committee, in its sole discretion, may cancel the Forfeiture Restrictions. Certificates representing shares subject to Forfeiture Restrictions shall be appropriately legended as determined by the Board or a duly authorized committee to reflect the Forfeiture Restrictions, and the Forfeiture Restrictions shall be binding on any transferee of the shares.

     15. Assignment. At the time of grant of an Option or Stock Award, the Board or duly authorized Committee, in its sole discretion, may impose restrictions on the transferability of such Option or Stock Award and provide that such Option shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code and that, except as permitted by the foregoing, such Options or Stock Awards, granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. On any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option or Stock Award, or of any right or privilege conferred thereby, contrary to the provisions thereof, or on the levy of any attachment or similar process on such rights and privileges, the Option or Stock Award and such rights and privileges shall immediately become null and void.

     16. Additional Terms and Provisions of Awards. The Board or duly authorized committee shall have the right to impose additional limitations on individual awards under the Plan. For example, and without limiting the authority of the Board or a duly authorized committee, an individual award may be conditioned on continued employment for a specified period or may be voided based on the award holder's gross negligence in the performance of his or her duties, substantial failure to meet written standards established by the Company for the performance of his or her duties, criminal misconduct, or willful or gross misconduct in the performance of his or her duties. In addition, the Board or a duly authorized committee may establish additional rights in the holders of individual awards at the time of grant. For example, and without limiting the authority of the Board or a duly authorized committee, an individual award may include the right to immediate payment of the value inherent in the award on the occurrence of certain events such as a change in control of the Company, all on the terms and conditions set forth in the award at the time of grant. The Board or a duly authorized committee may, at the time of the grant of the Option or Stock Award, establish any other terms, restrictions, or provisions on the exercise of an Option or the holding of Stock subject to the Stock Award as it deems appropriate. All such terms, restrictions, and provisions must be set forth in writing at the time of grant in order to be effective.

     17. Dilution or Other Adjustment. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is increased pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be increased proportionately, with no increase in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be increased by the same proportion. Shares awarded under the terms of a Stock Award shall be entitled to the same rights as other issued and outstanding shares of Stock, whether or not then subject to Forfeiture Restrictions, although any additional shares of Stock issued to the holder of a Stock Award shall be subject to the same Forfeiture Restrictions as the Stock Award. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be reduced by the same proportion. Shares awarded under a Stock Award shall be treated as other issued and outstanding shares of Stock, whether or not then subject to Forfeiture Restrictions. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of section 355 of the Code or any amendment or successor statute of like tenor, then the total purchase price of the Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Stock of the Company plus the stock distributed in respect thereof. Shares issued under a Stock Award shall be treated as issued and outstanding whether or not subject to Forfeiture Restrictions, although any stock of the other corporation to be distributed with respect to the shares awarded under the Stock Award shall be subject to the Forfeiture Restrictions then applicable to such shares and may be held by the Company or otherwise subject to restrictions on transfer until the expiration of the Forfeiture Restrictions. In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes a significant portion of the value of its issued and outstanding Stock to its shareholders, the number of shares then subject to each outstanding Option and the Plan, or the exercise price of each outstanding Option, may be adjusted in the reasonable discretion of the Board or a duly authorized committee. Shares awarded under a Stock Award shall be treated as issued and outstanding, whether or not subject to Forfeiture Restrictions, although any Stock, assets, or other rights distributed shall be subject to the Forfeiture Restrictions governing the shares awarded under the Stock Award and, at the discretion of the Board or a duly authorized committee, may be held by the Company or otherwise subject to restrictions on transfer by the Company until the expiration of such Forfeiture Restrictions. All such adjustments shall be made by the Board or duly authorized committee, whose determination upon the same, absent demonstrable error, shall be final and binding on all participants under the Plan. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be eliminated from the respective Option or Stock Award. No adjustment shall be made for cash dividends, for the issuance of additional shares of Stock for consideration approved by the Board, or for the issuance to stockholders of rights to subscribe for additional Stock or other securities.

     18. Options or Stock Awards to Foreign Nationals. The Board or a duly authorized committee may, in order to fulfill the purposes of this Plan and without amending the Plan, grant Options or Stock Awards to foreign nationals or individuals residing in foreign countries that contain provisions, restrictions, and limitations different from those set forth in this Plan and the Options or Stock Awards made to United States residents in order to recognize differences among the countries in law, tax policy, and custom. Such grants shall be made in an attempt to provide such individuals with essentially the same benefits as contemplated by a grant to United States residents under the terms of this Plan.

     19. Listing and Registration of Shares. Unless otherwise expressly provided on the granting of an award under this Plan, the Company shall have no obligation to register any securities issued pursuant to this Plan or issuable on the exercise of Options granted hereunder. Each award shall be subject to the requirement that if at any time the Board or a duly authorized committee shall determine, in its sole discretion, that it is necessary or desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares thereunder, such award may not be made or exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board or a duly authorized committee.

     20. Expiration and Termination of the Plan. The Plan may be abandoned or terminated at any time by the Board or a duly authorized committee except with respect to any Options or Stock Awards then outstanding under the Plan. The Plan shall otherwise terminate on the earlier of the date that is: (i) ten years after the date the Plan is adopted by the Board; or (ii) ten years after the date the Plan is approved by the shareholders of the Company.

     21. Form of Awards. Awards granted under the Plan shall be represented by a written agreement which shall be executed by the Company and which shall contain such terms and conditions as may be determined by the Board or a duly authorized committee and permitted under the terms of this Plan. Option agreements evidencing Incentive Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Board or a duly authorized committee to qualify them as incentive stock options under section 422 of the Code or any amendment or successor statute of like tenor.

     22. No Right of Employment. Nothing contained in this Plan or any Option or Stock Award shall be construed as conferring on a director, officer, or employee any right to continue or remain as a director, officer, or employee of the Company or its subsidiaries.

     23. Leaves of Absence. The Board or duly authorized committee shall be entitled to make such rules, regulations, and determinations as the Board or duly authorized committee deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Option or Stock Award. Without limiting the generality of the foregoing, the Board or duly authorized committee shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and
(b) the impact, if any, of any such leave of absence on any Option or Stock Award under the Plan theretofore made to any recipient who takes such leave of absence.

     24. Amendment of the Plan. The Board or a duly authorized committee may modify and amend the Plan in any respect; provided, however, that to the extent such amendment or modification would cause the Plan to no longer comply with the applicable provisions of the Code with respect to Incentive Options, such amendment or modification shall also be approved by the shareholders of the Company. Subject to the foregoing and, if the Company is subject to the provisions of 16(b) of the Exchange Act, the limitations of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor, the Plan shall be deemed to be automatically amended as is necessary (i) with respect to the issuance of Incentive Options, to maintain the Plan in compliance with the provisions of section 422 of the Code, and regulations promulgated thereunder from time to time, or any amendment or successor statute thereto, and (ii) with respect to Options or Stock Awards granted to officers and directors of the Company, to maintain the awards made under the Plan in compliance with the provisions of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor.

                                   ATTEST:


                                   Bruce C. Decker, Assistant Secretary



                            SECRETARY'S  CERTIFICATE

     The undersigned, the duly constituted and elected secretary of Foreland Corporation, hereby certifies that a duly constituted meeting of the
shareholders held on     , 1997, pursuant to notice and at which a quorum was
present in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing Foreland Corporation 1997 Stock Option and Award Plan was approved by the affirmative vote of the holders of a majority of the shares of Common Stock in attendance, in person or by proxy, at such meeting.

     DATED this           day of        , 1997.



                                        Bruce C. Decker, Assistant Secretary

                            ARTICLES OF RESTATEMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF
                              FORELAND CORPORATION

     The undersigned, pursuant to the Nevada Revised Statutes, hereby adopt the following restated articles of incorporation of Foreland Corporation (referred to herein as the "Corporation"), which articles of incorporation were originally filed with the state of Nevada on June 12, 1985.

1.   The name of the Corporation is: Foreland Corporation.

2.   The text of the restated articles of incorporation is as follows:

                                   ARTICLE I
                                      NAME

     The name of the Corporation shall be: Foreland Corporation.

                                   ARTICLE II
                                    PURPOSE

    The Corporation is organized to engage in any lawful act or activity for which a corporation may be organized under the Nevada Revised Statutes.

                                  ARTICLE III
                               AUTHORIZED SHARES

    The Corporation shall have the authority to issue 60,000,000 shares, of which 50,000,000 shares shall be common stock, $0.001 par value ("Common Stock"), and 10,000,000 shares shall be preferred stock $0.001 par value ("Preferred Stock"). Shares of any class of stock may be issued, without stockholder action, from time to time in one or more series as may from time to time be determined by the Board of Directors. The Board of Directors of this Corporation is hereby expressly granted authority, without stockholder action, and within the limits set forth in the Nevada Revised Statutes, to:

          (a) designate in whole or in part, the voting powers, preferences, limitations, restrictions, and relative rights, of any class of shares before the issuance of any shares of that class;

          (b) create one or more series within a class of shares, fix the number of shares of each such series, and designate, in whole or part, the voting powers, preferences, limitations, restrictions, and relative rights of the series, all before the issuance of any shares of that series; or

          (c) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued class of shares or any wholly unissued series of any class of shares.

The allocation between the classes, or among the series of each class, of unlimited voting rights and the right to receive the net assets of the Corporation upon dissolution, shall be as designated by the Board of Directors. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock. Accordingly, unless and until otherwise designated by the Board of Directors of the Corporation, and subject to any superior rights as so designated, the Common Stock shall have unlimited voting rights and be entitled to receive the net assets of the Corporation upon dissolution.


                                   ARTICLE IV
                               BOARD OF DIRECTORS

     Subject to such limitations as provided by the Nevada Revised Statutes or these articles, the Board of Directors has full control over the affairs of the Corporation. The Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by these Articles of Incorporation directed or required to be exercised or done by the stockholders of the Corporation.

          (a) Number. The number of directors constituting the entire Board of Directors shall be not less than three nor more than nine. The specific number of directors constituting the entire Board of Directors shall be authorized from time to time exclusively by the affirmative vote of a majority of the entire Board of Directors. No decrease in the number of directors shall shorten the term of any incumbent director. As used in these articles of incorporation, the term "entire Board of Directors" means the total authorized number of directors that the corporation would have if there were no vacancies.

          Notwithstanding the provisions of the foregoing paragraph, whenever the holders of any class or series of Preferred Stock shall have the right, voting as a class or series or otherwise, to elect directors, the then authorized number of directors of the Corporation shall be increased by the number of the additional directors so to be elected, and the holders of such Preferred Stock shall be entitled, as a class or series or otherwise, to elect such additional directors. Any directors so elected shall hold office until their rights to hold such office terminate pursuant to the provisions of such Preferred Stock. The provisions of this paragraph shall apply notwithstanding the maximum number of directors hereinabove set forth.

          (b) Classified Board; Tenure. The directors shall be divided into three classes: class A, class B, and class C. The term of office of directors shall be three years, staggered by class so that one class is elected each year. Such classes shall be as nearly equal in number as possible. Directors chosen to succeed those who have been removed or whose terms have expired shall be identified as being of the same class as the directors they succeed and shall be elected for a term expiring at the expiration date of such class or thereafter when their respective successors are elected and have been qualified. If the number of directors is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as nearly equal in number as possible, and any individual director elected to any class shall hold office for a term which shall coincide with the term of such class. In no case will a decrease in the number of directors shorten the term of any incumbent director.

          (c) Nominations. Advance written notice of nominations for the election of directors, other than by the Board of Directors or a committee thereof, shall be given at least 30 days prior to the date of the meeting at which directors are to be elected in the manner provided in the bylaws of the Corporation.

          (d) Removal of Directors. Subject to the rights of the holders of any Preferred Stock then outstanding, the stockholders may remove one or more directors at a meeting of stockholders called expressly for the purpose of removing directors, as stated in the notice of meeting, with or without cause, on the affirmative vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors. In the event that cumulative voting for directors is permitted pursuant to these articles of incorporation, then no director may be removed except upon the vote of stockholders owning sufficient shares to have prevented such director's election to office in the first instance.

          (e) Vacancies. Subject to the rights of the holders of any Preferred Stock then outstanding, any vacancies in the Board of Directors for any reason, including by reason of any increase in the number of directors or any removal of an incumbent director, shall, if occurring prior to the expiration of the term of office of the class in which such vacancy occurs, be filled only by the Board of Directors, acting by the affirmative vote of a majority of the remaining directors, whether or not constituting a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office and until his or her successor is elected and qualified or, if such vacancy is the result of an increase in the number of directors, until the next meeting of stockholders at which directors are elected. If there are no directors in office, then an election of directors may be held in the manner provided by law.

          (f) Cumulative Voting for Election of Directors in Certain Circumstances.

               (i) Except as and to the extent otherwise provided in this paragraph (g), stockholders of the Corporation shall not be entitled to cumulative voting rights in any election of directors of the


          Corporation.

               (ii) There shall be cumulative voting in any election of directors of the Corporation on or after the occurrence of both of the following events:

                    (A) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to section 13(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by the Corporation or any Person (which in these articles shall mean any individual, firm, corporation, or other entity, and shall include any successor, by merger or otherwise, of such entity) who or which, together with all Affiliates and Associates (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of such Person, shall be the Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of 30% or more of the Common Stock and any other securities of the Corporation entitled to vote generally for the election of directors (the "Voting Stock"), including any security convertible into or exchangeable for or exercisable for the purchase of Voting Stock (any such person referred to herein as a "30% Stockholder") that such Person has become a 30% Stockholder; and

                    (B)  such 30% Stockholder makes, or in any way participates in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in regulation 14A under the Exchange Act) or becomes a "participant" in any "election contest" (as such terms are defined or used in rule 14a-11 of the Exchange Act) with respect to the Corporation; seeks to advise or influence any person (within the meaning of section 13(d)(3) of the Exchange Act) with respect to the voting of any securities of the Corporation; or executes any written consent in lieu of a meeting of holders of the Voting Stock, provided, however, that such written consents are then permitted under these articles.

               (iii) Notwithstanding the foregoing, no Person shall become a "30% Stockholder" as the result of an acquisition of Common Stock by the Corporation which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 30% or more of the Voting Stock; provided, however, that if a Person who would otherwise be a 30% Stockholder but for the provisions of this sentence shall, after such share purchases by the Corporation, become the Beneficial Owner of any additional Voting Stock, then such Person shall be deemed to be a "30% Stockholder." Further, the term "30% Stockholder" shall not include (A) the Corporation, (B) any wholly-owned subsidiary of the Corporation, (C) any employee benefit plan of the Corporation or of any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by the Corporation (a "Subsidiary"), or (D) any Person holding securities of the Corporation for or pursuant to the terms of any such plan.


          (g) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provision in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                   ARTICLE V
                            LIMITATION ON LIABILITY
                           OF DIRECTORS AND OFFICERS

    To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, a director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of the provisions of section 78.300 of the Nevada Revised Statutes, as it may be amended from time to time, or any successor statute thereto.

                                   ARTICLE VI
               INDEMNIFICATION OF OFFICERS, DIRECTORS, AND OTHERS

    To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, the Corporation shall indemnify directors and may indemnify officers, employees, or agents of the Corporation to the extent authorized by the Board of Directors and in the manner set forth in the bylaws of the Corporation. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                  ARTICLE VII
                               STOCKHOLDER ACTION

     Any action which may be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken without a meeting and without prior notice by written consent of the stockholders. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of holders of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                  ARTICLE VIII
                            MEETINGS OF STOCKHOLDERS

     Subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution duly adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies.

                                   ARTICLE IX
                           BUSINESS AT ANNUAL MEETING



     At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting (a) by, or at the direction of, a majority of the directors, or (b) by any stockholder of the Corporation who provides at least 30 days advance written notice in compliance with the notice procedures set forth in the bylaws of the Corporation. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors .

                                   ARTICLE X
                      ACQUISITION OF CONTROLLING INTEREST

     The provisions of the Nevada Revised Statutes pertaining to the acquisition of a controlling interest of the issued and outstanding shares of the Corporation, section 78.378 et. seq., of the Nevada Revised Statutes, shall not be applicable to the acquisition of a controlling interest of the securities of the Corporation. This election is made in accordance with the provisions of section 78.378 of the Nevada Revised Statutes.

                                   ARTICLE XI
                 STOCK REPURCHASES FROM INTERESTED STOCKHOLDERS

          (a) Vote Required for Certain Acquisitions of Securities. Except as set forth in paragraph (b) of this Article, in addition to any affirmative vote of stockholders required by any provision of law, the articles of incorporation, or bylaws of the Corporation, or any policy adopted by the Board of Directors, neither the Corporation nor any Subsidiary (as defined above) shall knowingly effect any direct or indirect purchase or other acquisition of any equity security of a class of securities which is registered pursuant to section 12 of the Exchange Act issued by the Corporation at a price which is in excess of the Market Price (as defined below) of such equity security on the date that the understanding to effect such transaction is entered into by the Corporation (whether or not such transaction is concluded or a written agreement relating to such transaction is executed on such date, and such date to be conclusively established by determination of the Board of Directors), from any Interested Stockholder (as defined below) who has beneficially owned such securities for less than three years prior to the date of such purchase, without the affirmative vote of the holders of the Voting Stock which represent at least two-thirds of the outstanding Common Stock and any other securities of the Corporation entitled to vote generally for the election of directors ("Voting Stock"), excluding Voting Stock beneficially owned by such Interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or any agreement with any national securities exchange, or otherwise.

          (b) When a Vote is Not Required. The provisions of paragraph (a) of this Article shall not be applicable with respect to:

               (i) any purchase, acquisition, redemption, or exchange of such equity securities, the purchase, acquisition, redemption, or exchange of which is provided for in the Corporation's articles of incorporation;

               (ii) any purchase or other acquisition of equity securities made as part of a tender or exchange offer by the Corporation to purchase securities of the same class made on the same terms to all holders of such securities and complying with the applicable requirements of the Exchange Act and the rules and regulations thereunder (or any successor provisions to such Act, rules, or regulations);

               (iii) an open market stock purchase program approved by a majority of those members of the Board of Directors who were duly elected and acting members of the Board of Directors prior to the time such Interested Stockholder became such; or

               (iv) any purchase, acquisition, redemption, or exchange of such equity securities, the purchase, acquisition, redemption, or exchange of which is provided by an executive compensation plan, including any employment agreement or stock option agreement, approved by the Board of Directors or a committee of non-employee directors.

          (c) Certain Definitions. For purposes of this Article, the following terms shall have the following meanings:

               (i) "Interested Stockholder" shall mean any Person (other than the Corporation or any Subsidiary) that is the direct or indirect Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of more than 10% of the aggregate Voting Stock, and any Affiliate or Associate (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of any such Person. For the purpose of determining whether a Person is an Interested Stockholder, the outstanding Voting Stock shall include unissued shares of voting stock of the corporation of which the Interested Stockholder is the Beneficial Owner, but shall not include any other shares of Voting Stock of the Corporation which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants, or options, or otherwise, to any Person who is not the Interested Stockholder.

               (ii) "Market Price" of shares of a class of an equity security of the Corporation on any day shall mean the highest closing sale price (regular way) of shares of such class of such equity security during the 30 day period immediately preceding such day, on the largest principal national securities exchange on which such class of stock is then listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, then the highest reported closing sale price for such shares in the over-the-counter market as reported on the Nasdaq Stock Market, or if such sale prices shall not be reported thereon, the highest closing bid price so reported, or, if such price shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated, or if the price is not determinable as set forth above, as determined in good faith by the Board of Directors.

          (d) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors.

                                  ARTICLE XII
                      FAIR PRICE ON BUSINESS COMBINATIONS

          (a) Vote Required. No Business Combination (as defined below) shall be consummated or effected unless such Business Combination shall have been approved by the affirmative vote of the holders of not less than two-thirds of the total voting power of all outstanding shares of Common Stock or other securities of the Corporation entitled to vote generally for the election of directors . Such vote shall be required notwithstanding the fact that no vote for such a transaction may be required by law or that approval by some other percentage of stockholders may be specified by law or in any agreement with any national securities exchange or otherwise. This Article shall not be deemed to affect the provisions of any such law or agreement requiring any vote or approval by the stockholders or directors respecting a proposed Business Combination.

          (b) Vote Not Required. The vote required pursuant to paragraph (a) above shall not be required if either of the following conditions is satisfied, or if, in the case of a Business Combination not involving the receipt of consideration by the holders of the Corporation's outstanding capital stock, the condition specified in subparagraph (i) is met:

               (i) The Continuing Directors (as defined below) shall have expressly approved such Business Combination by a two-thirds vote either in advance of or subsequent to the acquisition of outstanding shares of capital stock of the Corporation that caused the Interested Stockholder involved to become an Interested Stockholder. In determining whether or not to approve any such Business Combination, the Continuing Directors may give due consideration to all factors they consider relevant, including without limitation, those identified in these articles; or

               (ii) All of the following conditions shall have been met:

                    (A) The cash, or fair market value of other consideration, to be received per share by the stockholders of the Corporation in such Business Combination bears the same or a greater percentage relationship to the Market Price of the Corporation's capital stock immediately prior to the announcement of such Business Combination as the highest per share price (including brokerage commissions and/or soliciting dealers' fees) which the Interested Stockholder has theretofore paid for any of the shares of the Corporation's capital stock already owned by it bears to the Market Price of the Common Stock of the Corporation immediately prior to the commencement of acquisition of the Corporation's capital stock by the Interested Stockholder; and

                    (B) The cash, or fair market value of other consideration, to be received per share by the stockholders of the Corporation in such Business Combination (1) is not less than the highest per share price (including brokerage commissions and/or soliciting dealers' fees) paid by the Interested Stockholder in acquiring any of its holdings of the Corporation's capital stock, (2) is not less than the per share Market Price (defined below) of the Common Stock on the date of the announcement of the Combination, and (3) is not less than the earnings per share of capital stock of the Corporation for the four full consecutive fiscal quarters, or the last fiscal year reported, whichever is higher, immediately preceding the record date for solicitation of votes on such Business Combination, multiplied by the higher of either the highest price/earnings multiple of the Corporation during the two years prior to the announcement of such Business Combination or the then price/earnings multiple (if any) of the Interested Stockholder as customarily computed and reported in the financial community; and

                    (C) The per share price to be received by the stockholders must include an additional premium over the value determined in accordance with (a) and (b) above that is equal to the total of

                         (i) the per share equivalent of the value of the Corporation's oil reserves classified as "possible" under the then current criteria of the Society of Petroleum Engineers of the American Institute of Mining Engineers, as of a reasonably practicable date not more than 180 days prior to the record date for solicitation of votes on such Business Combination, as evaluated by a reputable and qualified petroleum engineer as determined by the Company's continuing directors; and

                         (ii) the per share equivalent of 20% of the highest
                    consolidated balance of domestic and foreign cash, cash equivalents, and marketable securities held by the Company at any time during the period commencing on the date the Interested Stockholder first acquired any shares of the Company's capital stock and terminating on the 15th day prior to the date on which the proxy statement referred to in (E) below is scheduled to be mailed to the public stockholders of the Corporation; and

                    (D) After the Interested Stockholder has acquired a 10% interest and prior to the consummation of such Business
               Combination: (1) the Interested Stockholder shall have taken steps to ensure that the Corporation's Board of Directors includes at all times representation by Continuing Directors proportionate to the shareholdings of the Corporation's public stockholders not affiliated with the Interested Stockholder (with a Continuing Director to occupy any resulting fractional board position); (2) there shall have been no change in the amount per share payable or paid as dividends on the Corporation's capital stock, except as may have been approved by a unanimous vote of the directors; (3) the Interested Stockholder shall not have acquired any newly issued shares of stock, directly or indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to obtaining a 10% interest or as a result of a pro rata stock dividend or stock split); and (4) the Interested Stockholder shall not have acquired any additional shares of the Corporation's outstanding capital stock or securities convertible into capital stock, except as a part of the transaction which results in the Interested Stockholder acquiring its 10% interest; and



                    (E) The Interested Stockholder shall not have (1) received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Corporation, or (2) made any major change in the Corporation's business or equity capital structure without the unanimous approval of the directors, in either case prior to the consummation of such Business Combination; and

                    (F) Prior to the consummation of any Business Combination and prior to any vote of the Corporation's stockholders under paragraph (a) of this Article, a proxy statement or information statement complying with the requirements of the Exchange Act shall have been mailed to all stockholders of the Corporation for the purpose of informing the Corporation's stockholders about such proposed Business Combination and, if their approval is required by paragraph (a) of this Article, for the purpose of soliciting stockholder approval of such Business Combination. Such proxy statement or information statement shall contain at the front thereof, in a prominent place, a statement by the Continuing Directors of their position on the advisability (or inadvisability) of the proposed Business Combination and, if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or not) of the terms of such Business Combination, from the point of view of the remaining stockholders of the Corporation (such investment banking firm to be selected by a majority of the Continuing Directors and to be paid a reasonable fee for their services by the Corporation).

          (c) Certain Definitions. For purposes of this Article, the following terms shall have the following meanings:

               (i) The term "Continuing Director" shall mean any director of the Corporation who was a director prior to the time the Interested Stockholder became such, and any other director whose election as a director was recommended or approved by a majority of Continuing Directors. Any action required to be taken by vote of the Continuing Directors shall be effective only if taken at a meeting at which two-thirds of the Continuing Directors capable of exercising the powers conferred upon them under the provisions of these articles of incorporation or the bylaws of the Corporation or by law are present.

               (ii) "Interested Stockholder" shall mean any Person (other than the Corporation or any Subsidiary) that is the direct or indirect Beneficial Owner (as defined in rule 13d-3 and rule 13d-5 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of more than 10% of the aggregate voting power of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors ("Voting Stock"), and any Affiliate or Associate (as such terms are defined in rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of the adoption of these provisions by the stockholders of the Corporation) of any such Person. For the purpose of determining whether a Person is an Interested Stockholder, the outstanding Voting Stock shall include unissued shares of voting stock of the corporation of which the Interested Stockholder is the Beneficial Owner, but shall not include any other shares of Voting Stock of the Corporation which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants, or options, or otherwise, to any Person who is not the Interested Stockholder.

               An Interested Stockholder shall be deemed to have acquired a share of the capital stock of the Corporation at the time when such Interested Stockholder became the Beneficial Owner thereof. With respect to shares owned by Affiliates or Associates of an Interested Stockholder or other person whose ownership is attributed to an Interested Stockholder, for purposes of subparagraph (ii) of this paragraph (c), such Interested Stockholder shall be deemed to have purchased such shares at the higher of (A) the price paid upon the acquisition thereof by the Affiliate, Associate, or other person who owns such shares, or (B) the Market Price of the shares in question at the time when the Interested Stockholder became the Beneficial Owner thereof.

               (iii) "Business Combination" shall mean (A) any merger, consolidation, or share exchange of the Corporation or any of its Subsidiaries within or into an Interested Stockholder, in each case irrespective of which corporation or company is to be the surviving entity; (B) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition to or with an Interested Stockholder (in a single transaction or a series of related transactions) of all or a substantial part of the assets of the Corporation (including, without limitation, any securities of a Subsidiary of the Corporation) or all or a substantial part of the assets of any of its Subsidiaries; (C) any sale, lease, exchange, mortgage, or pledge, transfer, or other disposition to or with the Corporation, or to or with any of its Subsidiaries (in a single transaction or series of related transactions) of all or a substantial part of the assets of an Interested Stockholder; (D) the issuance or transfer by the Corporation or any of its Subsidiaries of any securities of the Corporation or any of its Subsidiaries to an Interested Stockholder (other than an issuance or transfer of securities which is effected on a pro rata basis to all stockholders of the Corporation); (E) any acquisition by the Corporation or any of its Subsidiaries of any securities issued by an Interested Stockholder; (F) any recapitalization or reclassification of shares of any class of voting stock of the Corporation or any merger or consolidation of the Corporation with any of its Subsidiaries which would have the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of capital stock of the Corporation (or any securities convertible into any class of such capital stock) owned by any Interested Stockholder; (G) any merger or consolidation of the Corporation with any of its Subsidiaries after which the provisions of this Article shall not appear in the articles of incorporation (or the equivalent charter documents) of the surviving entity; (H) any plan or proposal for the liquidation or dissolution of the Corporation; and (I) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination. Whether or not any proposed sale, lease, exchange, mortgage, pledge, transfer, or other disposition of part of the assets of any entity involves a "substantial part" of the assets of such entity shall be conclusively determined by a two-thirds vote of the Board of Directors; provided, however, that assets involved in any single transaction or series of related transactions having an aggregate fair market value, as determined by the Board of Directors, of more than 15% of the total consolidated assets of an entity and its subsidiaries as at the end of such entity's last full fiscal year prior to such determination shall always be deemed to constitute a "substantial part."

               (iv) "Market Price" of shares of a class of an equity security of the Corporation on any day shall mean the highest closing sale price (regular way) of shares of such class of such equity security during the 30 day period immediately preceding such day, on the largest principal national securities exchange on which such class of stock is then listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, then the highest reported closing sale price for such shares in the over-the-counter market as reported on the Nasdaq Stock Market, or if such sale prices shall not be reported thereon, the highest closing bid price so reported, or, if such price shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated, or if the price is not determinable as set forth above, as determined in good faith by the Board of Directors.

          (d) No proposal to amend or repeal this Article may be authorized and approved except by the affirmative vote of the holders of voting stock entitling them to exercise two-thirds of the voting power of the Corporation voting together as a class, unless required to vote separately by law or by other provisions of these articles of incorporation or by the terms of the stock entitling them to vote and, if a proposal upon which holders of shares of a particular class or classes are so required to vote separately, then by the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power of each such class or classes; provided, however, that the provisions of this paragraph (d) shall not apply to any such amendment or repeal of this Article that has been favorably recommended to the stockholders by resolution of the Board of Directors adopted by a two-thirds vote of the Continuing Directors, in which case any such amendment or repeal of this Article may be authorized and approved by the affirmative vote of such number of the holders of voting stock as may be required by law.

          (e) Amendment or Repeal. Notwithstanding anything to the contrary contained in these articles, no amendment or repeal of the provisions of this Article or related provisions in the bylaws of the Corporation shall be adopted unless it is approved by the vote of two-thirds of the Common Stock or other securities of the Corporation entitled to vote generally for the election of directors (the "Voting Stock").

                                  ARTICLE XIII
                     REGISTERED OFFICE AND REGISTERED AGENT

    The address of the Corporation's registered office and the name of the registered agent at that address in the state of Nevada is:

                         The Corporation Trust Company of Nevada
                         One East First Street
                         Reno, Nevada  89501

Either the registered office or the registered agent may be changed in the manner provided for by law.

                                  ARTICLE XIV
                                   AMENDMENTS

     The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

                                   ARTICLE XV
                        ADOPTION OR AMENDMENT OF BYLAWS

     The bylaws of the Corporation shall be adopted by the Board of Directors. The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the Board of Directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.


                                  ARTICLE XVI
                               CURRENT DIRECTORS

     The name and address of each person who currently serves as a director of the Corporation, to each serve until the expiration of his or her respective term and until his or her successor is elected and shall qualify, is as follows:


Name                     Address
N. Thomas Steele         12596 West Bayaud, Suite 300
                         Lakewood, Colorado 80228-2019

Grant Steele             12596 West Bayaud, Suite 300
                         Lakewood, Colorado 80228-2019

Kenneth L. Ransom        12596 West Bayaud, Suite 300
                         Lakewood, Colorado 80228-2019

Bruce C. Decker          2561 South 1560 West, Suite 200
                         Woods Cross, Utah  84087

3.   The amendments set forth in paragraph 2. were adopted on June   , 1997.
                                                                   --

4.   On June    , 1997, the Corporation had           shares of issued and
             ---                            ---------
outstanding Common Stock, each share entitled to cast one vote, and       shares
                                                                    -----
of voting Preferred Stock, entitled to cast an aggregate of         votes, of
                                                            -------
which:

     [To be completed with number of shares voted for, against, and abstaining with respect to each proposal ]

     The undersigned affirms and acknowledges, under penalties of perjury, that the foregoing instrument is my act and deed and that the facts stated herein are true.

     DATED this       day of June, 1997.
                -----



                                FORELAND CORPORATION


                                By:
                                      N. Thomas Steele, President